                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                             BECKMAN COULTER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

Beckman Coulter Logo

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     You are invited to attend the 2001 Beckman Coulter, Inc. Annual Meeting of
Stockholders:

WHEN:             10:00 a.m. (local Pacific Time) on Thursday, April 5, 2001
WHERE:            Corporate Headquarters, 4300 N. Harbor Blvd., Fullerton, CA
ITEMS OF          - To elect a class of directors to serve until the
BUSINESS:         expiration of their term in 2004 and until their successors are elected and qualified (Proposal 1)
                  - To approve the Company's Employees' Stock Purchase Plan
                  extension and restatement (Proposal 2)
                  - To conduct such other business as may properly come before the meeting or any adjournment thereof.
RECORD DATE:      You are entitled to vote if you are a stockholder of record at the close of business on February 5, 2001.
VOTING BY PROXY:  Your Board of Directors is soliciting your proxy to assure that a quorum is present and that your shares are
                  represented and properly voted. Please see the attached
                  Proxy Statement and enclosed proxy card for information on submitting your proxy over the internet, by telephone, or by mailing back the traditional proxy card (no extra postage is needed for the enclosed envelope if mailed in the U.S.). If you later decide to vote at the meeting, information on
                  withdrawal of proxies prior to the meeting is also provided.
                  You may receive more than one set of proxy materials and
                  proxy cards. Please promptly submit your proxy for the
                  shares represented by each proxy card you receive in order to assure that all shares are represented.
ATTENDANCE AT     If you plan to attend, please be sure to mark the box
MEETING:          provided on the proxy card or so indicate when prompted if submitting your proxy by internet or telephone.
RECOMMENDATION:   Your Board of Directors recommends that you vote "FOR" both proposals.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY IN ORDER TO ASSURE THAT A QUORUM WILL BE PRESENT.

                                          By Order of the Board of Directors

                                          /s/ WILLIAM H. MAY
                                          William H. May
                                          Vice President, General Counsel
                                          and Secretary

March 2, 2001

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Introduction................................................    1
Voting Information..........................................    1
       -- Stockholders Who May Vote.........................    1
       -- Quorum; Effect of Votes...........................    2
       -- Proxy Voting and Revocation of Proxy..............    2
Proposal 1: Election of Directors...........................    3
       -- Director Nominees for Term Expiring in 2004.......    3
Additional Information about the Board of Directors.........    5
       -- Continuing Directors..............................    5
       -- Board and Committee Meetings......................    6
       -- Board Committees..................................    7
       -- Audit Committee Report............................    8
       -- Compensation Committee Interlocks and Insider
        Participation.......................................    9
       -- Board Compensation and Benefits...................    9
Proposal 2: Approval of the Company's Employees' Stock
  Purchase Plan Extension and Restatement...................   10
Security Ownership of Certain Beneficial Owners and
  Management................................................   13
       -- By Directors and Executive Officers...............   13
       -- By Others.........................................   15
       -- Section 16(a) Beneficial Ownership Reporting
        Compliance..........................................   15
Executive Compensation......................................   16
Organization and Compensation Committee Report on Executive
  Compensation..............................................   20
Performance Graph...........................................   23
Independent Public Accountants..............................   23
       -- Audit Fees........................................   24
       -- All Other Fees....................................   24
Annual Report...............................................   24
Deadline for Stockholder Proposals..........................   24
Other Business..............................................   24
Appendix A..................................................  A-1
Appendix B..................................................  B-1

Beckman Coulter Logo

                             BECKMAN COULTER, INC.
                         4300 N. HARBOR BLVD., BOX 3100
                        FULLERTON, CALIFORNIA 92834-3100

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is sent to you in connection with the solicitation of proxies by the Board of Directors of Beckman Coulter, Inc., a Delaware Corporation, for use at the 2001 Annual Meeting of Stockholders. The meeting will be held at the Company's headquarters, 4300 North Harbor Boulevard, Fullerton, California, at 10:00 a.m. (local Pacific Time) on Thursday, April 5, 2001, and any adjournment or postponement thereof. Copies of this Proxy Statement and the accompanying proxy are being mailed to stockholders on or about March 2, 2001.

     As used in this Proxy Statement, "Annual Meeting" refers to the meeting described above, "Company" or "Beckman Coulter" refers to Beckman Coulter, Inc., "Common Stock" refers to the Company's common stock, par value $.10, and "Record Date" for the Annual Meeting refers to February 5, 2001.

     On October 5, 2000, the Board of Directors of the Company declared a 2-for-1 stock split in the form of a 100% stock dividend payable on December 7, 2000, to holders of record of the Company's Common Stock as of the close of business on November 15, 2000 (the "split"). In connection with the split certain adjustments were made to the Company's stock-based compensation plans and outstanding awards thereunder. All information in this Proxy Statement regarding the Company's Common Stock and awards under the Company's stock-based compensation plans gives effect to the split and the related adjustments.

     The Company pays the cost of this solicitation, made on behalf of the Board of Directors. In addition to solicitation by mail, officers and employees of the Company may solicit proxies by telephone, by facsimile, or in person. The Company has engaged the firm of D. F. King & Co., Inc., as proxy solicitors, whose fee for such services is estimated to be $10,000 plus reimbursement of out-of-pocket expenses. The Company will also reimburse brokers, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of the stock.

                               VOTING INFORMATION

STOCKHOLDERS WHO MAY VOTE

     Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were outstanding for voting purposes 59,827,374 shares of Common Stock. Each stockholder shall have one vote per share on all business of the Annual Meeting.

     The Company's Benefit Equity Trust, established to assist the Company in meeting its stock-related obligations for benefit programs, holds 2,200 of the shares outstanding for voting purposes. These shares are voted by the trustee in the same proportion as instructions received from employees recently participating in the Company's Employees' Stock Purchase Plan.

QUORUM; EFFECT OF VOTES

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum at the Annual Meeting. Outstanding shares of Common Stock represented by stockholders who duly execute and return proxies on the accompanying proxy card, or who use the internet or telephonic process to authorize the named proxies to vote those shares, will be treated as being present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy indicates a vote, an abstention from a vote, a withholding of a vote for the election of one or more nominees for director, or a broker non-vote.

     For Proposal 1, directors are to be elected by a plurality of the votes cast at the meeting in person or by proxy by the holders of shares entitled to vote in the election. For Proposal 2, the affirmative vote of a majority of the shares present, or represented, and entitled to vote at the Annual Meeting is required to approve the extension and restatement of the Company's Employees' Stock Purchase Plan. Stockholders may vote for or withhold voting for any or all nominees for the Board of Directors and may vote or abstain from voting on Proposal 2 by so indicating on the accompanying proxy card or when prompted according to the internet or telephonic proxy instructions. If a proxy instruction indicates an abstention under Proposal 2 or that a vote is being withheld in connection with the election of one or more nominees for director, the shares represented by that proxy will not be counted as casting votes with respect to Proposal 2 or for such director nominees, although they will be included in determining the number of shares present at the meeting and entitled to vote on the subject matter.

     Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on the election of directors and certain other matters when they have not received instructions from beneficial owners, but lack such authority on other matters. Proxies subject to such broker non-votes would not be counted as casting votes for or against any matter as to which authority was so withheld, and the shares covered by such proxies would not be included in determining the number of shares present at the meeting and entitled to vote on the subject matter in question. For the proposals presented herein, such brokers have authority to vote on the election of directors, but may vote on Proposal 2 only if instructions have been received from the customers for whom they hold shares.

     The Company does not presently know of any other business that may properly come before the stockholders for a vote at the Annual Meeting. As to any such other matters, unless a greater or different vote were required by applicable law, the certificate of incorporation or the by-laws, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter would be required to approve such matter, and abstentions and broker non-votes would be treated as described above.

PROXY VOTING AND REVOCATION OF PROXY

     Stockholders may choose one of three ways to submit their proxies:

     - By Telephone: Call the toll-free telephone number on your proxy card to vote by phone

     - Via Internet: Visit the web site shown on your card to vote via the internet

     - By Mail: Mark, sign, date and mail your proxy card(s) to First Chicago Trust Company, a division of EquiServe, in the enclosed U.S. postage-paid envelope.

     If you vote by telephone or via the internet, you do not need to return your proxy card.

     The shares represented by duly executed and returned proxies in the accompanying form or by proxies properly submitted by use of the internet and telephone procedures which are received in time for the Annual Meeting will be voted. A stockholder may revoke the proxy at any time prior to its use at the Annual Meeting by filing written notice of such revocation with the Secretary of the Company at the address shown above, by submitting a later dated and properly executed proxy, or by voting in person at the Annual Meeting.

     UNLESS YOU INDICATE OTHERWISE IN YOUR PROXY, THE PERSONS NAMED AS YOUR PROXIES WILL VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR UNDER PROPOSAL 1 AND FOR PROPOSAL 2. ALTHOUGH THE COMPANY DOES NOT PRESENTLY KNOW OF ANY OTHER BUSINESS TO BE PRESENTED AT THE MEETING, SHOULD ANY OTHER BUSINESS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED AS YOUR PROXIES, TO THE EXTENT PERMITTED BY LAW, WILL HAVE DISCRETION TO VOTE AND WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                       PROPOSAL 1:  ELECTION OF DIRECTORS

     Four members of the Board are proposed to be elected for a term expiring at the annual meeting of stockholders in the year 2004. Carolyne K. Davis, Ph.D., recently retired from the Board after serving as a director since 1989 and as chair of the Board's Nominating and Corporate Governance Committee. The Board expresses its appreciation for Dr. Davis' contributions. Risa J. Lavizzo-Mourey, M.D., was elected by the Board to fill Dr. Davis' position among the class of directors with terms expiring at this Annual Meeting.

     The Board currently consists of eleven persons and is divided into three classes, with the term of office of one class expiring each year. All director nominees are currently directors of the Company with terms expiring at this Annual Meeting. Each of the nominees has consented to serve as director for the three-year term. If any of them should decline or be unable to act as a director, the persons named in the proxy will vote for such substitute nominee or nominees as may be designated by the Board unless the Board reduces the number of directors accordingly.

DIRECTOR NOMINEES FOR TERM EXPIRING IN 2004

RONALD W. DOLLENS                                            DIRECTOR SINCE 1999

     Mr. Dollens, 54, is President and Chief Executive Officer of Guidant Corporation, a global leader in the medical device industry. Guidant Corporation provides innovative, minimally invasive and cost-effective products and services for the treatment of cardiovascular and vascular disease. Prior to the formation of Guidant Corporation in December 1994, Mr. Dollens served as President of Eli Lilly and Company's Medical Devices and Diagnostics Division. In 1985, Mr. Dollens was named Senior Vice President, Sales, Marketing, and Product Development for Advanced Cardiovascular Systems (ACS). In 1988, he became ACS' President and Chief Executive Officer. Mr. Dollens serves on the Board and is former Chairman of the Advanced Medical Technology Association (AdvaMed), previously known as the Health Industry Manufacturers Association (HIMA), and is on the Boards of Alliance for Aging Research, Healthcare Leadership Council, Indiana Health Industry Forum and Kennetic Concepts, Inc. He also serves on the Boards of Butler University, Eiteljorg Museum, St. Vincent Hospital Foundation, and the Indiana State Symphony Society.

CHARLES A. HAGGERTY                                          DIRECTOR SINCE 1996

     Mr. Haggerty, 59, is currently Chief Executive Officer of Le Conte Assoc., LLC, a consulting & investment company in Laguna Niguel, California. Previously, he was Chairman, President and Chief Executive Officer of Western Digital Corporation, a manufacturer of hard disk drives. Prior thereto, he served IBM Corporation in various positions for 28 years, holding the posts of Vice President of IBM's Worldwide OEM Storage Marketing from 1991 to May 1992 and of Vice President/General Manager, Low-End Mass-Storage Products from 1989 to 1991. He is a member of the Board of Trustees of the University of St. Thomas, St. Paul, Minnesota. Mr. Haggerty also serves as a director of Pentair, Inc., Vixel Corporation, and Deluxe Corporation.

WILLIAM N. KELLEY, M.D.                                      DIRECTOR SINCE 1994

     Dr. Kelley, 61, served as Chief Executive Officer of the University of Pennsylvania Medical Center and Health System, Dean of the School of Medicine and Executive Vice President of the University from 1989 to early 2000. He was the John G. Searle Professor and Chairman of the Department of Internal Medicine and Professor of Biological Chemistry at the University of Michigan in Ann Arbor from 1975 to 1989. He currently serves on the Board of Trustees of Emory University. He is a member of the Institute of Medicine and serves on its Board of Directors. He is a fellow of the American Academy of Arts and Sciences, a member of the Association of American Physicians and the American Philosophical Society, and a Master of the American College of Physicians. Dr. Kelley is a director of Merck & Co., Inc.

RISA J. LAVIZZO-MOUREY, M.D.                        DIRECTOR SINCE FEBRUARY 2001

     Dr. Lavizzo-Mourey, 46, has been appointed Senior Vice President at the Robert Wood Johnson Foundation, effective April 2001. She served as the Director of the Institute on Aging and Chief of the Division of Geriatric Medicine from 1994 to March 2001 and the Sylvan Eisman Professor of Medicine and Health Care Systems at the University of Pennsylvania from 1997. She is also a member of the Institute of Medicine of the National Academy of Science. She has served on numerous federal advisory committees including the Task Force on Aging Research, the Office of Technology Assessment Panel on Preventive Services for Medicare Beneficiaries, the Institute of Medicine's Panel on Disease and Disability Prevention Among Older Adults and the President's Advisory Commission on Consumer Protection and Quality in the Health Care Industry. Dr. Lavizzo-Mourey is a Director for Beverly Enterprises (until May 2001), Hanger Orthopedic Group and Ascension Health Care System.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE NOMINEES. THE PERSONS NAMED IN THE ACCOMPANYING PROXY INTEND TO VOTE THE SHARES REPRESENTED BY THE PROXY FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE, UNLESS AUTHORITY TO VOTE FOR ONE OR MORE OF SUCH NOMINEES IS WITHHELD IN THE PROXY. THE PROXIES CANNOT BE VOTED FOR A GREATER NUMBER OF PERSONS THAN THE NUMBER OF NOMINEES NAMED. A PLURALITY OF THE VOTES CAST AT THE MEETING IN PERSON OR BY PROXY BY THE HOLDERS OF SHARES ENTITLED TO VOTE IN THE ELECTION IS REQUIRED TO ELECT DIRECTORS.

              ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS

CONTINUING DIRECTORS

     In addition to directors elected at this Annual Meeting, seven directors continue in office with terms expiring in 2002 and 2003. The following directors compose the remainder of the Board with terms expiring as shown:

- TERM EXPIRING IN 2002

     HUGH K. COBLE, 66, is Vice Chairman Emeritus of the Board of Fluor Corporation, a global engineering and construction company with an investment in low-sulfur coal. He joined Fluor Corporation in 1966 where he held various executive positions in marketing and operations with over ten years of international assignments and retired in 1997 after thirty-one years of service. He is a member of the American Institute of Chemical Engineers, the National Society of Professional Engineers, the American Petroleum Institute, and the World Business Advisory Council. He also serves on the board of directors of Flowserve Corporation and Escend Technologies, Inc. He has been a director since 1996.

     VAN B. HONEYCUTT, 56, is Chairman, President and Chief Executive Officer of Computer Sciences Corporation ("CSC"), a worldwide provider of management consulting and information technology solutions and services. He joined CSC in 1975 and became Chairman of its board in March 1997. He has held many posts with CSC and its subsidiaries, including most recently those of President of CSC's Industry Services Group from 1987 to 1993, President and Chief Operating Officer of CSC from 1993 to 1995, and President and Chief Executive Officer from 1995 to the present. He also serves as a member of the President's National Security Telecommunications Advisory Committee, which consists of no more than thirty presidentially appointed industry leaders who provide industry-based analyses and recommendations on a wide range of policy and technical issues, and as a director of Tenet Healthcare Corporation. He has been a director since 1998.

     JOHN P. WAREHAM, 59, is Chairman, President and Chief Executive Officer of Beckman Coulter. He became Chairman in February 1999, Chief Executive Officer in September 1998 and President in October 1993. He also served as the Company's Chief Operating Officer from October 1993 to September 1998 and as Vice President, Diagnostic Systems Group, from 1984 to 1993. Prior to 1984, he was President of Norden Laboratories, Inc., a wholly owned subsidiary of SmithKline Beckman Corporation engaged in developing, manufacturing and marketing veterinary pharmaceuticals and vaccines, having first joined SmithKline Corporation, a predecessor of SmithKline Beckman Corporation, in 1968. He is a director and chairman of the Advanced Medical Technology Association (formerly the Health Industry Manufacturers Association), a member of the Center for Corporate Innovation, a member of the Chief Executive Roundtable of the University of California - Irvine, and a director of Steris Corporation. He has been a director since 1993.

     BETTY WOODS, 62, served as President and Chief Executive Officer of Premera Blue Cross, formerly Blue Cross of Washington and Alaska, one of that area's largest health care contractors, and also served as Chief Executive Officer of PREMERA, holding company of Premera Blue Cross from 1994 to July 2000. She joined Premera Blue Cross in 1976. She serves on the Board of Directors of Pacific Northwest Bank, is on the Board of Trustees of Western Washington University, and is a founding member of the National Institute for Health Care Management. She has been a director since 1994.

- TERM EXPIRING IN 2003

     PETER B. DERVAN, PH.D., 55, has been a member of the faculty at the California Institute of Technology since 1973 where he is currently Bren Professor of Chemistry in the Division of Chemistry and Chemical Engineering. He serves on the Scientific Advisory Boards of Gilead Sciences, GeneSoft, Pharmacyclics, and Mycometrix, and is a member of the Scientific Advisory Board of the Robert A. Welch Foundation. Dr. Dervan is a member of the National Academy of Sciences, the American Academy of Arts and Sciences, and the Institute of Medicine (NAS). He is a director of GeneSoft. Dr. Dervan has been a director since 1997.

     GAVIN S. HERBERT, 68, is Chairman Emeritus and a current director of Allergan, Inc., a technology-driven global healthcare company providing eye care and specialty pharmaceutical products worldwide. Mr. Herbert, who helped found that company in 1950, had served as its Chairman from 1977 to 1995 and as its Chief Executive Officer from 1961 to 1991. He is Founder and Chairman of Regenesis Bioremediation Products, formed in 1994. He was President of SmithKline Beckman Corporation's Eye and Skin Care Products Operations from 1981 to July 1989. Mr. Herbert is a life trustee of the University of Southern California and on the Board of Directors of Research to Prevent Blindness, the Richard Nixon Library and Birthplace Foundation, and Doheny Eye Institute. Mr. Herbert has been a director since 1988.

     C. RODERICK O'NEIL, 70, has been Chairman of O'Neil Associates, an investment management consulting firm, since 1987. He was a partner in Greenspan O'Neil Associates from 1984 to 1987 and Chairman of the Finance Committee of Travelers Companies from 1977 to 1984. Mr. O'Neil is a director of Ambac Financial Group Inc., Ambac Assurance Corporation, Cadre Institutional Investors Trust, and Fort Dearborn Income Securities, Inc. He is a trustee of Memorial Drive Trust. He also holds leadership positions with various community and charitable organizations, such as Riverfront Recapture, Inc., Connecticut Trust for Historic Preservation, Bushnell Memorial Hall, and the Hartford Foundation for Public Giving, all of Hartford, Connecticut. Mr. O'Neil has been a director since 1994.

BOARD AND COMMITTEE MEETINGS

     For 2000, the average aggregate Board and committee meeting attendance for all current directors was approximately 95%, with each director attending at least 85% of all meetings of the Board and any committees on which he or she served, except Mr. Dollens who attended 60% of all such meetings. Board meetings totaled six during 2000, and a total of seventeen committee meetings also were held as follows: Finance Committee, four; Organization and Compensation Committee, five; Audit Committee, five; and Nominating and Corporate Governance Committee, three.

BOARD COMMITTEES

COMMITTEE NAME/CURRENT MEMBERS                       COMMITTEE FUNCTION
------------------------------                       ------------------
-----------------------------
FINANCE COMMITTEE               - Reviews, approves, and makes recommendations to the Board on corporate financial strategies and policies
Current Members:                - Reviews the Company's financing and dividend plans,
  Mr. O'Neil (Chair)            financial methodologies, and guidelines for acquisitions and
  Dr. Dervan                    other investments and, where appropriate, makes
  Mr. Haggerty                  recommendations to the Board
  Mr. Herbert                   - Reviews financial integrity of major Company benefit plans
  Mr. Dollens
-----------------------------
ORGANIZATION AND                - Reviews and approves major Company organization structure,
COMPENSATION COMMITTEE          reviews performance of Company officers and establishes
                                  overall executive compensation policies and programs
Current Members:                - Reviews and approves compensation elements such as base
  Dr. Kelley (Chair)            salary, bonus awards, stock option grants and other forms of
  Mr. Coble                     long-term incentives for Company officers (no member of the
  Mr. Honeycutt                 committee may be a member of management or eligible for
  Ms. Woods                     compensation other than as a director or consultant)
                                - Reviews succession plans for Company officers
-----------------------------
NOMINATING AND CORPORATE        - Reviews Board compensation and stock ownership matters
GOVERNANCE COMMITTEE            - Develops criteria to determine the qualifications and
                                appropriate tenure of directors
Current Members:                - Reviews such qualifications and makes recommendations to
  Mr. Coble                     the Board regarding director nominees to fill vacancies
  Mr. Herbert                   - Considers stockholder recommendations for Board nominees,
  Dr. Kelley                    which stockholders may submit by delivery to the Secretary of the Company at its headquarters in Fullerton,
                                  California, and it may take such action or no action with
                                  regard to any such recommendations as it considers
                                  appropriate
                                - Periodically reviews stockholder enhancement provisions in the Company's certificate of incorporation, by-laws and
                                  other corporate documents
                                - Considers social, ethical and environmental responsibility and matters of significance in areas related to corporate
                                  public affairs
-----------------------------
AUDIT COMMITTEE                 - Oversees financial and operational matters involving
                                accounting, internal and independent auditing, internal
Current Members:                  controls, financial reporting, compliance, and business
  Ms. Woods (Chair)               ethics
  Dr. Dervan                    - Oversees other financial, audit, and compliance functions
  Mr. Haggerty                  as assigned by the Board
  Mr. Honeycutt                 - Reviews areas of potential significant financial risk to the Company
                                - Recommends to the Board each year an accounting firm to
                                audit the consolidated financial statements of the Company and monitors the independence and performance of the
                                  independent accounting firm
                                - Provides an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.
-----------------------------

                           AUDIT COMMITTEE REPORT(1)

     The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's financial and operational matters involving accounting, internal and independent auditing, internal controls, financial reporting, compliance, and business ethics. The Audit Committee is composed of four directors, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the consolidated financial statements for the year ended December 31, 2000. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

     Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                          THE AUDIT COMMITTEE

                                          Betty Woods (Chair)
                                          Peter Dervan, Ph.D.
                                          Charles Haggerty
                                          Van B. Honeycutt

---------------

(1) THIS SECTION IS NOT "SOLICITING MATERIAL," IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Company's Organization and Compensation Committee is a current or former officer or employee of the Company. In addition, there are no compensation committee interlocks between Beckman Coulter and other entities involving Beckman Coulter executive officers and Beckman Coulter Board members who serve as executive officers of such other entities.

BOARD COMPENSATION AND BENEFITS

     Retainer and Fees. Non-employee directors receive retainers in quarterly increments based on an annualized rate of $22,000 a year. Directors also receive $1,000 for each Board and committee meeting attended. Chairpersons of standing Board committees receive an additional $500 per committee meeting. An additional business fee equal to $1,000 is paid for each day or significant portion of a day spent on Company business. Directors are not paid an additional business fee if receiving consulting fees from the Company. No directors currently receive consulting fees from the Company. Directors who are also employees of the Company, such as Mr. Wareham, receive no additional compensation for service on the Board.

     Since 1995, non-employee directors have had the opportunity to defer all or a portion of their fees under the Deferred Directors Fee Program until termination of their status as directors. Since 1998, the program has allowed an additional deferred premium of up to 30% of the deferred compensation amount depending on the percentage of deferral above 40% and up to 100% of annual compensation. All amounts are treated as having been invested in the Company's Common Stock and thus are valued according to fluctuations in the market price of the Common Stock. Distributions will be made in cash only. Note 3 to the table under "Security Ownership of Certain Beneficial Owners and
Management -- By Directors and Executive Officers" below includes the aggregate economic equivalent number of shares of the Company's Common Stock as of December 31, 2000 for each current director who has elected to participate in this plan since its inception.

     Options, Restricted Stock, and Matching Gift Program. Members of the Board who have not been an employee of the Company or any of its subsidiaries for at least one year prior to the date of grant automatically receive a non-qualified option to purchase 5,000 (split adjusted) shares of the Company's Common Stock on the date of each annual meeting of stockholders, pursuant to the Company's 1998 Incentive Compensation Plan. The option price for each option granted is the fair market value on the date of grant. Options are generally exercisable six months from the date of grant (subject to the individual serving as director for the duration of that period) and expire ten years after the date of grant (subject to earlier termination if the director ceases to serve as a director).

     The amount of shares pursuant to outstanding options under this plan which are exercisable or which will become exercisable within 60 days of February 5, 2001, and restricted shares for which restrictions have not yet lapsed are listed in notes 1 and 3 to the table shown under "Security Ownership of Certain Beneficial Owners and Management -- By Directors and Executive Officers" below.

     Non-employee directors may also participate in the Company's Matching Gifts Program available generally to employees of the Company. Under this program, the Company will match gifts to qualifying tax-exempt educational institutions up to $5,000 annually.

               PROPOSAL 2:  APPROVAL OF THE COMPANY'S EMPLOYEES'
                 STOCK PURCHASE PLAN EXTENSION AND RESTATEMENT

     The Employees' Stock Purchase Plan (referred to in this Proxy Statement as the "ESPP"), a Company benefit plan since 1970, provides employees with an opportunity to purchase Common Shares, $0.10 par value ("Common Shares"), at favorable prices and upon favorable terms. The ESPP is intended to qualify under
Section 423 of the Internal Revenue Code of 1986, as amended ("Section 423"). The ESPP's term is scheduled to expire on December 31, 2001, and stockholders are being asked to approve the extension and restatement of the plan.

     The Board amended and restated the ESPP, subject to stockholder approval, effective as of January 1, 2002. The restatement fulfills, subject to stockholder approval, the Company's desire to continue the ESPP following its scheduled expiration date. The Company considers the ESPP to be an important attraction, retention, and motivation tool for employees. The Board believes that the continuation of the ESPP will promote the interests of the Company and its stockholders and will provide incentives based on increases in stockholder value.

BACKGROUND

     The Board adopted and the Company's stockholders approved this ESPP in 1989. In 1992, the Board adopted and the Company's stockholders approved amendments to the ESPP which (1) extended its term through December 31, 2001, and (2) provided that additional shares would be added to the number of shares then available under the ESPP. The shares added were equal in number to 1.25% of the number of Common Shares outstanding on May 6, 1992, and, in accordance with the amendment, that same number of additional shares were added to the ESPP on every January 1 thereafter through and including January 1, 2001. The restatement would allow the balance of the currently available shares (4,021,633 shares, less any shares used for 2001 ESPP issuances) to be carried forward for the extended term of the plan.

ESPP RESTATEMENT

     Stockholders are being asked to approve the restatement of the ESPP. The ESPP, as restated, is Appendix B to this Proxy Statement. The principal amendments reflected in the restatement are as follows:

     Term. The ESPP's current term expires on December 31, 2001. The restatement will extend the term of the plan to December 31, 2011 (subject to the Board's and the Organization and Compensation Committee of the Board's (the "Committee's") ability to terminate the ESPP sooner).

     Share Limits. The restatement will not increase the aggregate number of Common Shares that may be issued or delivered under the ESPP. Rather, the restatement simply reflects (1) the 4,021,633 shares currently available for issuance or delivery under the ESPP (based on the share formula described above that was previously approved by stockholders), less (2) the total number of shares that will have been issued for ESPP option periods ending in 2001.

     Purchase Price. As described in more detail below under "Summary Description of the ESPP," Common Shares are offered for purchase under the ESPP at a discount. Since the ESPP began, the discount from fair market value in the purchase price formula has been 10%. The restatement will allow the Committee to increase the discount during the extended term of the ESPP to 15% (which is the maximum discount allowed under Section 423).

     Amendment Authority. Currently, only the Board has the authority to amend the ESPP. The restatement will allow the Committee to amend the ESPP. The restatement also provides that stockholder approval of an ESPP amendment will only be required to the extent necessary to meet the requirements of Section 423, to the extent otherwise required by law, or to the extent determined to be necessary or advisable by the Board. Section 423 generally will require stockholder approval for an amendment only if the amendment increases the aggregate number of Common Shares available for issuance under the ESPP (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split).

SUMMARY DESCRIPTION OF THE ESPP

     The principal terms of the ESPP are summarized below. This summary is qualified in its entirety by the full text of the ESPP. The ESPP, as restated, is Appendix B to this Proxy Statement. Capitalized terms used in the summary are used as defined in the ESPP.

     Purpose. The purpose of the ESPP is to provide employees of the Company and its participating subsidiaries with an incentive to advance the best interests of the Company through a benefit plan in which they may voluntarily purchase Common Shares at a favorable price and upon favorable terms.

     Operation. The ESPP operates in successive six-month periods ("Option Periods"), commencing on each January 1 and July 1. On the first day of each Option Period (the "Date of Grant"), each Eligible Employee who has timely elected to participate in the ESPP for that Option Period (a "Participant") is granted an option (an "Option") to purchase Common Shares. A Participant must designate the percentage of his or her pay ("Eligible Compensation") to be withheld from each paycheck during that Option Period. Until the Option Period ends and shares are issued, the contributions withheld from Participants' paychecks are accounted for per Participant, and included as part of the Company's general assets. No interest is paid on a Participant's contributions under the ESPP.

     Each Option is for a six-month term and automatically is exercised on the last day of the Option Period for which it was granted (the "Date of Exercise"). The number of Common Shares issued to a Participant upon exercise of his or her Option is determined by dividing the Participant's total payroll deductions during the Option Period by the Option Price. The "Option Price" currently is "90% of the lower of the closing market price on the Date of Grant or the closing market price on the Date of Exercise." If stockholders approve the ESPP restatement, the Committee will have the authority during the extended term of the plan to set the Option Price for each Option Period at either 85% or 90% of the lower of the closing market price on the Date of Grant or the closing market price on the Date of Exercise.

     A Participant's election to participate in the ESPP continues in effect for all Option Periods until (1) he or she timely elects to change the level of his or her contributions or elects to terminate his or her participation, or (2) participation is ended for other reasons, each as described below.

     Eligibility. "Eligible Employees" who may participate in the ESPP are employees of the Company or participating subsidiaries who have completed at least one full calendar month of continuous employment with the Company (or a participating subsidiary) as of the applicable Date of Grant. Notwithstanding the foregoing, any employee who owns 5% or more of the Common Shares is excluded from ESPP participation. As of January 1, 2001, there were approximately 7,200 employees who were Eligible Employees entitled to participate in the ESPP.

     Termination of Participation. A Participant may elect in a manner prescribed by the Committee to terminate his or her contributions to the ESPP during an Option Period at any time prior to the Date of Exercise. A Participant's participation also automatically terminates (prior to the applicable Date of Exercise) (1) if his or her employment by the Company or a participating subsidiary terminates for any reason, other than retirement as described below, or (2) in the event that he or she is no longer an Eligible Employee.

     If a Participant's participation terminates during an Option Period for any of the reasons described above, he or she will no longer be permitted to make contributions to the ESPP for that Option Period, his or her Option for that Option Period automatically will terminate, and his or her contributions will be paid to him or her in cash without interest. Except for participants who are suspended for the remainder of the Option Period in which they voluntarily withdraw and for the next Option Period, a Participant's termination from participation will not have any effect upon his or her ability to participate in succeeding Option Periods, provided that the eligibility and participation requirements are again then met. If a Participant retires from the Company or a participating subsidiary within the three-month period preceding a Date of Exercise, the Participant may elect to withdraw his or her Account balance or leave such balance in the ESPP for the purchase of Common Shares on the Date of Exercise.

     Authorized Shares; Limits on Contributions. As indicated above, 4,021,633 Common Shares are currently available under the ESPP. If stockholders approve the extension and restatement of the ESPP, the term of the plan will be extended, but the number of shares available under the plan will not be increased. That is, the total number of shares that will be available for Option Periods that commence on or after January 1, 2002 will equal 4,021,633 shares less the number of shares that are issued or delivered with respect to the 2001 Option Periods. As required by Section 423, a Participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Option Period) under the ESPP in any one calendar year. Furthermore, a Participant may not acquire more than 4,000 Common Shares in any one Option Period and may not contribute more than 10% of his or her Eligible Compensation in any one Option Period for the purchase of Common Shares in that period. The restated ESPP allows the Committee to change the contribution percentage during the extended term of the plan to 15% of a Participant's Eligible Compensation in any one Option Period. In the event of a merger, consolidation, recapitalization, stock split, stock dividend, combination of shares, or other change affecting the Common Shares, a proportionate and equitable adjustment will be made to the number of shares subject to the ESPP, the Option Period share limit, and outstanding Options.

     Administration. Under the restated plan, the Committee or its successor will continue to be the administrator of the ESPP. The ESPP will not limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

     Amendment or Termination of the ESPP. If stockholders approve the restatement of the ESPP, the Board or the Committee may amend, modify or terminate the ESPP at any time and in any manner. Participant consent will be required to the extent that the then-existing rights of Participants are materially adversely affected by an amendment. Stockholder approval for an amendment will only be required to the extent necessary to meet the requirements of Section 423, to the extent otherwise required by law, or to the extent determined to be necessary or advisable by the Board or the Committee. The Committee also has the discretion to, from time to time, designate those Company subsidiaries whose employees may participate in the ESPP.

     The ESPP currently provides that it will expire on December 31, 2001, if not terminated sooner by the Company. If stockholders approve the restatement of the ESPP, the term of the ESPP will be extended until December 31, 2011 (subject to the Company's ability to terminate the ESPP sooner). The ESPP will also terminate sooner if all of the Common Shares authorized for issuance or delivery thereunder have been issued or delivered.

FEDERAL INCOME TAX CONSEQUENCES OF THE ESPP

     The federal income tax consequences of the ESPP under current federal law, which is subject to change, are summarized in the following discussion which deals with general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

     The ESPP is intended to qualify as an "employee stock purchase plan" under
Section 423. Participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the Participant and for which the Company or a subsidiary is generally entitled to a tax deduction). Generally, no taxable income will be recognized by a Participant as of either the Date of Grant or the Date of Exercise of an Option. A Participant will generally recognize income (or loss) upon a sale or disposition of the shares acquired under the ESPP. If such shares are held by the Participant for a period of at least two years after the Date of Grant of the related Option and for a period of at least one year after the Date of Exercise of the related Option (the "Required Holding Period"), and the shares are sold at a price in excess of the Option Price of the related Option, the gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of: (1) the amount by which the fair market value of the shares on the Date of Grant exceeded the Option Price, or (2) the amount by which the fair market value of the shares at the time of their sale exceeded the Option Price. Any portion of the gain not taxed as ordinary income will be taxed at capital gain tax rates. The Company will not be entitled to a federal income tax deduction with respect to any shares that are held for the Required Holding Period. However, if there is a disposition of shares before the end of the Required Holding Period, the Company is entitled to deduct, in the taxable year of the disposition, an amount entitled to the ordinary taxable income recognized by the Participant.

SPECIFIC BENEFITS

     The benefits that will be received by or allocated to Eligible Employees under the ESPP cannot be determined at this time because the amount of contributions set aside to purchase Common Shares under the ESPP (subject to the limitations discussed above) are entirely within the discretion of each Participant. The market value of a Common Share at the close of trading on February 5, 2001 was $37.86 per share.

     VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF THE DIRECTORS "FOR" APPROVAL OF THE EMPLOYEES' STOCK PURCHASE PLAN EXTENSION AND RESTATEMENT. The affirmative vote of a majority of Common Shares present, or represented, and entitled to vote at the Annual Meeting is required for approval of the ESPP restatement. Broker non-votes and abstentions on this proposal have the effect described in the information under "Voting Information" above. Members of the Board who are also employees of the Company are generally eligible to participate in the ESPP. THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE EMPLOYEES' STOCK PURCHASE PLAN EXTENSION AND RESTATEMENT. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXIES.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the amount of shares of the Company's Common Stock beneficially owned (as of January 31, 2001, unless otherwise indicated) by current directors of the Company and the named executive officers reported in the "Executive Compensation -- Summary Compensation Table" below, and all directors and executive officers as a group. Percentage of ownership is calculated using the number of outstanding shares as of February 5, 2001, the Record Date, plus the number of shares the individual or group had the right to acquire within 60 days as indicated in note 1 following the table.

                                                    BECKMAN COULTER    PERCENTAGE
                    BENEFICIAL                          COMMON             OF
                      OWNER                         STOCK(2)(3)(4)     OWNERSHIP
                    ----------                      ---------------    ----------
Directors:
  J. P. Wareham...................................       673,518          1.11%
  H. K. Coble.....................................        19,612             *
  P. B. Dervan....................................        17,812             *
  R. W. Dollens...................................        11,826             *
  C. A. Haggerty..................................        19,612             *
  G. S. Herbert...................................        66,025             *
  V. B. Honeycutt.................................        13,405             *
  W. N. Kelley....................................        22,612             *
  C. R. O'Neil....................................        30,811             *
  B. Woods........................................        22,612             *

Other Named Executive Officers:
  A. R. Ziegler...................................       237,339             *
  A. I. Khalifa...................................        33,848             *
  J. P. Finney....................................       162,135             *
  E. E. Vivanco...................................       137,248             *

All Directors and Officers as a group (18
  persons)........................................     1,833,839          2.99%

---------------
* Less than 1% of outstanding shares.

(1) Dr. Lavizzo-Mourey was elected to the Board effective February 2001, reports no shares of Company Common Stock currently owned, and, therefore, is not shown above.

(2) Includes shares which directors and executive officers have, or will have within 60 days, the current right to acquire upon exercise of options under the Company's Stock Option Plan for Non-Employee Directors or the Company's Incentive Compensation Plans for employees, as applicable: Messrs. Herbert and Honeycutt and Ms. Woods, 13,000 shares each; Mr. O'Neil and Dr. Kelley, 21,000 shares each; Messrs. Coble and Haggerty, 17,000 shares each; Dr. Dervan, 15,000 shares; Mr. Dollens, 9,626 shares; Mr. Wareham, 613,000 shares; Mr. Ziegler, 211,840 shares; Mr. Khalifa, 23,333 shares; Mr. Finney, 131,332 shares; Mr. Vivanco, 127,000 shares; and all directors and executive officers as a group, 1,564,211 shares.

(3) Includes shares held in trust for the benefit of the named executive officers and employee directors under the Company's Savings Plan, as of December 31, 2000, as follows: Mr. Wareham, 3,858 shares; Mr. Ziegler, 2,564 shares; Mr. Khalifa, 919 shares; Mr. Finney, 9,170 shares; Mr. Vivanco, 2,286 shares; and all executive officers as a group, 46,449 shares. Also included in the above table are shares of restricted stock for which restrictions have not yet lapsed, as follows: Messrs. Coble, Haggerty, Herbert, Honeycutt, and O'Neil, Ms. Woods, and Drs. Dervan and Kelley, 202 shares each; and Mr. Dollens, 134 shares. Also included are shares of the Company's Common Stock held as trustee, co-trustee, in spouse's name, in managed accounts or as custodian for children as follows: Mr. Coble, 2,000 shares; Mr. Herbert, 44,419 shares; and executive officers, 6,724 shares.

(4) In addition to the foregoing beneficial ownership amounts, the directors shown below have elected to treat their cash compensation from annual retainers and fees as though it has been invested in the Company's Common Stock under the Deferred Directors Fee Program (see "Board Compensation and Benefits" above). The officers shown below have elected to participate in the Company's Executive Deferred Compensation Plan and/or the Executive Restoration Plan and to have a portion of their salaries and annual bonuses and related Company matching and premium contributions under such plans treated as if invested in the Company's Common Stock. The officers shown below may also be participating in the Company's Stock Option Gain Deferral Program, under which they receive stock units. As of December 31, 2000, such amounts constitute the economic equivalent of Common Stock as follows:

                                                             ECONOMIC EQUIVALENT
                                                              NUMBER OF SHARES
                                                             -------------------
H. K. Coble................................................         8,476
P. B. Dervan...............................................         6,924
R. W. Dollens..............................................         2,771
C. A. Haggerty.............................................         8,741
V. B. Honeycutt............................................         4,919
W. N. Kelley...............................................         9,835
C. R. O'Neil...............................................         7,061
J. P. Wareham..............................................        61,787
A. R. Ziegler..............................................        12,722
J. P. Finney...............................................        27,257
E. E. Vivanco..............................................         2,605

BY OTHERS

     Management of the Company knows of no person, except as set forth below, who is the beneficial owner of more than 5% of the Company's issued and outstanding Common Stock. The table shows information reported to the Company as of February 14, 2001, with percentage of ownership calculated using the number of outstanding shares for voting purposes on the Record Date.

                   NAME OF                      SHARES OF COMMON STOCK    PERCENT
              BENEFICIAL OWNERS                   BENEFICIALLY OWNED      OF CLASS
              -----------------                 ----------------------    --------
AIM Funds Management, Inc.....................        3,958,200(1)          6.62%
  5140 Yonge Street
  Suite 900
  Toronto, Ontario M2N 6X7
Merrill Lynch & Co., Inc......................        4,763,696(2)          7.96%
  World Financial Center, North Tower
  250 Vesey Street
  New York, New York 10381
Wellington Management Company, LLP............        7,171,430(3)         11.99%
  75 State Street
  Boston, Massachusetts 02109

---------------

(1) Based on the Schedule 13G filed with the Securities and Exchange Commission on January 30, 2001 by the named beneficial owner reporting shared dispositive and voting powers as to all shares shown.

(2) Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2001 by the named beneficial owner on behalf of Merrill Lynch Investment Managers and related entities reporting shared dispositive and voting powers as to all shares shown.

(3) Based on the Schedule 13G/A (and split adjusted) filed with the Securities and Exchange Commission on February 13, 2001 by the named beneficial owner reporting shared dispositive power as to all shares shown (11.99% of outstanding shares) and shared voting power as to 3,914,230 of such shares (6.54% of outstanding shares).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and officers of the Company and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of the Company's Common Stock. In addition, under Section 16(a), trusts for which a Reporting Person is a trustee and a beneficiary (or a member of his immediate family is a beneficiary) may have a separate reporting obligation with regard to holdings and transactions in Common Stock. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file by these dates during 2000. To the Company's knowledge, all of these requirements were satisfied.

                             EXECUTIVE COMPENSATION

     The following table sets forth information for the last three fiscal years, as to the Chief Executive Officer and the four highest paid officers of the Company in 2000:

                           SUMMARY COMPENSATION TABLE

                                                                         LONG TERM COMPENSATION
                                                                         -----------------------
                                                                           AWARDS        PAYOUTS
                                           ANNUAL COMPENSATION           ----------      -------
                                   -----------------------------------   SECURITIES
                                                             OTHER       UNDERLYING
                                                             ANNUAL       OPTIONS/        LTIP      ALL OTHER
                                   SALARY(2)   BONUS(3)   COMPENSATION    SARS(5)        PAYOUTS   COMPENSATION
  PRINCIPAL POSITION(1)     YEAR      ($)        ($)         (4)($)         (#)          (6)($)      (7)(8)$)
---------------------------------------------------------------------------------------------------------------
John P. Wareham             2000    680,633    667,450           --       135,000             --      77,937
  Chairman, President &     1999    645,629    486,100           --       200,000        239,250      41,430
  Chief Executive Officer   1998    514,131    538,100           --       170,000        301,469      38,242
---------------------------------------------------------------------------------------------------------------
Albert R. Ziegler           2000    299,441    191,200           --        40,000             --      15,666
  Senior Vice President,    1999    263,423    143,400           --        38,000        108,750      13,353
  Diagnostics Commercial    1998    251,984    118,100           --        50,000        137,031      10,675
  Operations
---------------------------------------------------------------------------------------------------------------
Amin I. Khalifa             2000    265,338    167,200           --        40,000             --       5,950
  Vice President, Finance   1999    151,669     63,300           --        40,000             --       3,340
    and
  Chief Financial Officer   1998         --         --           --            --             --          --
---------------------------------------------------------------------------------------------------------------
Jack P. Finney              2000    247,502    175,000       96,657        40,000             --      13,080
  Vice President,           1999    224,412    112,200      102,904        38,000         76,125      33,873
  Bioresearch Division      1998    215,004    106,200      120,944        16,000         95,922      29,027
---------------------------------------------------------------------------------------------------------------
Edgar E. Vivanco            2000    249,000    162,200           --        44,000             --      19,528
  Senior Vice President,    1999    228,091    123,100           --        50,000         76,125      11,609
  Diagnostics Development   1998    185,591    103,600           --        50,000         95,922       8,072
  & Corporate
  Manufacturing

(1) Mr. Khalifa joined the Company in June 1999.

(2) Amounts include salary reductions under the Company's Flexible Benefits Plan and compensation deferred under the Savings Plan, pursuant, respectively, to Sections 125 and 401(k) of the Internal Revenue Code of 1986, as amended, and salary and/or bonus amounts deferred, if any, in 2000 under the Company's Executive Deferred Compensation and Restoration Plans (see notes 7 and 8 below for a description of these plans).

(3) Amounts include deferrals, if any, under the Company's Savings Plan, Executive Deferred Compensation Plan and Restoration Plan. Amounts were contingent upon the attainment of certain organizational and individual goals prescribed by the Board's Organization and Compensation Committee.

(4) The aggregate amount of other annual compensation for each named individual did not equal or exceed the threshold for reporting herein (i.e., the lesser of either $50,000 or 10% of the total of such individual's annual salary and bonus), and therefore, is not shown, except for amounts shown for Mr. Finney relating primarily to his assignments requiring relocation during the periods shown. For 2000, the amount shown includes $46,564 as a relocation premium and the additional cost of maintaining a household while on assignment in Southern California and $25,572 in federal and state tax gross-ups relating to these premiums.

(5) No Stock Appreciation Rights (SARs) have been granted, and none are outstanding. These are non-qualified options for shares of the Company's Common Stock (split adjusted).

(6) In 1997, the Company's Performance Vesting Stock Program for selected key executives which provided contingent grants of restricted stock, with vesting of shares conditioned on the attainment of an average targeted market price of $50 per share for a thirty-day calendar period over a specified period not to exceed three years. The targeted market price was achieved in 1998 and shares vested as to 50% of the grant amount with the remaining 50% vesting in 1999. The amounts shown for the four individuals in 1998 and 1999 are based on the market price on the date the restrictions lapsed.

(7) Amounts include Company matching contributions to the Company's Savings Plan (a defined contribution plan) wherein eligible employees of the Company and certain subsidiaries may invest in various funds generally up to 15% of their compensation through payroll deductions. The Company makes contributions to the plan equal to 50% or 70%, depending upon investment of Company matching contributions, of up to the first 5% of each employee's contribution (subject to certain limitations). Savings Plan matching contributions for 2000 were as follows: Messrs. Wareham, Ziegler, Khalifa, Finney, and Vivanco, $5,950 each.

(8) Amounts also include the value of stock units (i.e., non-voting units of measurement deemed for bookkeeping purposes to be equivalent to one share of the Company's Common Stock) contributed under the Company's Executive Deferred Compensation and Restoration Plans and the Option Gain Deferral Program as determined based on the individual deferral elections under each plan. The number of Company contribution stock units and their aggregate values (based on the market value of a share of the Company's Common Stock on each date that contributions were credited) are as follows: Mr. Wareham, 1,327 units, $71,987; Mr. Ziegler, 206 units, $9,716; Mr. Finney, 117 units,
    $7,130; and Mr. Vivanco, 250 units, $13,578. Under the Deferred Compensation Plan, participants may defer salary and/or bonus, up to certain limits annually, into bookkeeping accounts in the form of cash, stock units, or a combination of both. The Company contribution made in stock units is deemed to have an aggregate value equal to 3.5% of the salary and bonus deferred. The Company credits additional stock units (up to 30%) if the participant defers 35% or more of his or her bonus in the form of stock units. Under the Restoration Plan, deferrals which exceed Savings Plan allowable maximums (as limited by tax rules applicable to the Savings Plan) are credited to a bookkeeping account and Company matching contributions that could not be allocated under the Savings Plan are credited in the form of stock units. Payments under both of these deferral plans are made in cash, generally after termination or retirement. Under the Option Gain Deferral Program, participants are allowed to defer compensation that would otherwise have been realized on exercise of stock options. The executive receives stock units, the number of which is determined by dividing the price of the Common Stock on the date of exercise into the amount by which the option was "in the money," payable solely in Common Stock following a specified date in the future. For this program, the value of dividend equivalent contributions on stock units is shown. Dividend equivalents on stock units are credited in the form of stock units as dividends are paid to stockholders in general.

FISCAL YEAR OPTION GRANTS

     The following table sets forth the number of options granted and the estimated grant date present value for the named executive officers during the fiscal year ended December 31, 2000:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                  GRANT DATE
                                           INDIVIDUAL GRANTS                                         VALUE
--------------------------------------------------------------------------------------------------------------
                            NUMBER OF        PERCENT OF TOTAL
                            SECURITIES         OPTIONS/SARS
                            UNDERLYING          GRANTED TO        EXERCISE OR                     GRANT DATE
                           OPTIONS/SARS        EMPLOYEES IN       BASE PRICE      EXPIRATION     PRESENT VALUE
          NAME            GRANTED (#)(1)       FISCAL YEAR          ($/SH)           DATE          ($)(2)(3)
--------------------------------------------------------------------------------------------------------------
  J. Wareham                 135,000               8.7%             25.3125       01/04/10         1,326,375
--------------------------------------------------------------------------------------------------------------
  A. Ziegler                  40,000               2.6%             25.3125       01/04/10           399,000
--------------------------------------------------------------------------------------------------------------
  A. Khalifa                  40,000               2.6%             25.3125       01/04/10           399,000
--------------------------------------------------------------------------------------------------------------
  E. Vivanco                  44,000               2.8%             25.3125       01/04/10           438,900
--------------------------------------------------------------------------------------------------------------
  J. Finney                   40,000               2.6%             25.3125       01/04/10           399,000

(1) No free-standing or tandem Stock Appreciation Rights (SARs) were granted in 2000. Option numbers and exercise prices shown are split adjusted. Non-qualified stock options were granted in 2000 pursuant to the Company's 1998 Incentive Compensation Plan at an option price equal to the fair market value of the stock at the date of grant. The option price may be paid by delivery of already owned shares, subject to certain conditions. The number of options exercisable increases in 25 % increments, and for Mr. Wareham's grant in 20% increments, after each successive anniversary of the date of grant. Options may become exercisable sooner in the event of death, disability, or retirement occurring after six months from the date of grant or in the event of a change of control. The options have a term of ten years, subject to sooner expiration in the event of termination of employment. Subject to plan limits, outstanding options may be adjusted in the event of certain changes affecting Company stock.

(2) Grant date present value estimates were made using a variation of the Black-Scholes pricing model. The following factors and assumptions were used:

Option and market price (fair market value on grant date)...  $25.3125
Term of option..............................................  10 years
Risk free rate of return....................................     6.84%
Dividend yield..............................................     1.32%
Volatility..................................................    23.01%

     Adjustments of 3% for each year of the four-year and five-year vesting periods were made to address the risk of forfeiture due to termination.

(3) Although the Black-Scholes pricing model is widely used, the value of stock options cannot be guaranteed because of the wide range of assumptions and variations which may occur from time to time. No assumptions made in connection with this table are intended to represent a forecast of possible future appreciation of the Company's Common Stock, stockholder return, or performance of the Company.

OPTION EXERCISES AND YEAR-END OPTION VALUES

     No free-standing or tandem Stock Appreciation Rights (SARs) have been granted. The table below shows the number of exercisable and unexercisable in-the-money stock options and their values at fiscal year-end. An option is in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                              NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                                  OPTIONS/SARS                    OPTIONS/SARS
                                 SHARES        VALUE            AT FY-END(#)(2)                 AT FY-END($)(3)
                               ACQUIRED ON    REALIZED    ----------------------------    ----------------------------
              NAME             EXERCISE(#)     ($)(1)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
    ------------------------------------------------------------------------------------------------------------------
    J. Wareham                       --            --       539,338         351,662       13,442,545       5,796,089
    ------------------------------------------------------------------------------------------------------------------
    A. Ziegler                   22,000       585,750       172,254          81,746        4,256,417       1,396,139
    ------------------------------------------------------------------------------------------------------------------
    A. Khalifa                       --            --        13,333          66,667          218,744       1,102,504
    ------------------------------------------------------------------------------------------------------------------
    J. Finney                        --            --       103,333          70,667        2,660,474       1,160,210
    ------------------------------------------------------------------------------------------------------------------
    E. Vivanco                       --            --        82,334          94,666        1,775,688       1,582,181
    ------------------------------------------------------------------------------------------------------------------

(1) Represents the difference between the exercise price and the fair market value determined on the date of exercise.

(2) All options granted have a term of ten years, subject to earlier termination. Options generally have become or will be exercisable over periods of three or four years from dates of grant, with the exception of Mr. Wareham's 1998, 1999 and 2000 grants which become exercisable over periods of five years, and a

    1994 grant of options which vested under a performance vesting feature. Options may become exercisable sooner in the event of death, disability, retirement or change in control as defined in the Company's 1990 and 1998 Incentive Compensation Plans.

(3) Values were calculated by multiplying the closing market price of the Company's Common Stock at December 31, 2000 ($41.9375 per share) by the respective number of shares relating to in-the-money options and subtracting the option price, without any adjustment for any vesting or termination contingencies or other variables.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     Under the Company's Executive Retention Incentive Program, the Company has entered into agreements with certain executives officers by which it agreed to make advances against compensation for interest due quarterly on certain five-year loans obtained through, and fully funded by, an outside lender. The advances apply to compensation to be earned upon satisfying certain service and other contingencies. Advances against compensation to be earned upon meeting the contingencies were made as follows in 2000: Mr. Ziegler, $13,835; Mr. Khalifa, $932; Mr. Finney, $13,972; and Mr. Vivanco, $22,625. Interest advances are made only during the period of employment and may be suspended during the time certain contingencies are not met. Each executive participating in the program has provided the Company with a recourse promissory note for the amounts advanced in the event the executive terminates employment for reasons other than cause, retirement, death, or disability.

     All senior management who are Vice Presidents or above of the Company, including the named officers, have entered into agreements with the Company that are effective if, within two years after the occurrence of a change in control of the Company (as defined in the agreements), any of these individuals is terminated without cause or has a material change to compensation or responsibilities. Mr. Wareham's agreement provides for up to five times his annual compensation as specified in the agreement decreasing over time to no less than three times such compensation with limited continuance of certain Company benefits as well as excise tax gross up provisions and separate provisions in the event of disability. Under the agreements with other senior management, the Company will pay up to two times and, in some limited cases, up to three times the individual's annual compensation as specified in the agreements, as well as a limited continuance of certain Company benefits.

DEFINED BENEFIT PENSION PLANS

     The Company's defined benefit qualified plan and non-qualified supplemental pension plan provide pension benefits to employees, including officers of the Company, based upon the average of the highest 60 consecutive months of eligible compensation and years of eligible service. Eligible compensation includes basic salary and bonuses paid during the year, including cash-based long-term incentive plan payouts. Benefit amounts are offset by amounts from any other similar Company or subsidiary sponsored plan, if applicable. If an employee elects a form of payment providing a benefit for his or her beneficiary, the benefit amount for the employee is reduced.

     Normal retirement age generally is 65, but employees may continue employment beyond age 65 and earn additional retirement benefits. Credited years of eligible service at normal retirement for the named executive officers would be as follows: Mr. Wareham, 38 years; Mr. Ziegler, 30 years; Mr. Khalifa, 19 years; Mr. Vivanco, 36 years; and Mr. Finney, 40 years.

     The Company entered into agreement with Mr. Ziegler under the non-qualified supplemental pension plan. The agreement with Mr. Ziegler provides a benefit from the non-qualified plan equal to the amount (with offsets for a certain Swiss retirement plan benefit and adjustments for differentials in Swiss and United States social security systems) he would have received if all service with SmithKline and SmithKline Beckman, the Company's former parent, had been included in the Company's qualified plan benefit.

     The following table illustrates the annual pension benefits, before any offsets, calculated as a single life annuity, payable at normal retirement.

                               PENSION PLAN TABLE

                                                                    YEARS OF SERVICE
                       ----------------------------------------------------------------------------------------------------------
    REMUNERATION*             15                20                25                30                35                40
---------------------------------------------------------------------------------------------------------------------------------
 $  300,000                 80,352           107,136           133,920           160,704           187,488           214,272
---------------------------------------------------------------------------------------------------------------------------------
    350,000                 95,352           127,136           158,920           190,704           222,488           254,272
---------------------------------------------------------------------------------------------------------------------------------
    400,000                110,352           147,136           183,920           220,704           257,488           294,272
---------------------------------------------------------------------------------------------------------------------------------
    450,000                125,352           167,136           208,920           250,704           292,488           334,272
---------------------------------------------------------------------------------------------------------------------------------
    500,000                140,352           187,136           233,920           280,704           327,488           374,272
---------------------------------------------------------------------------------------------------------------------------------
    700,000                200,352           267,136           333,920           400,704           467,488           534,272
---------------------------------------------------------------------------------------------------------------------------------
    900,000                260,352           347,136           433,920           520,704           607,488           694,272
---------------------------------------------------------------------------------------------------------------------------------
  1,000,000                290,352           387,136           483,920           580,704           677,488           774,272
---------------------------------------------------------------------------------------------------------------------------------
  1,100,000                320,352           427,136           533,920           640,704           747,488           854,272

---------------

* The annual average of the highest sixty consecutive months of eligible compensation.

                    ORGANIZATION AND COMPENSATION COMMITTEE
                      REPORT ON EXECUTIVE COMPENSATION(1)

     The Organization and Compensation Committee is composed of non-employee, independent members of the Board of Directors. Principal responsibilities include the establishment of the Company's executive compensation philosophy, approval and administration of compensation programs, and other matters relating to the employment and succession of executive officers and senior management. From time to time, the Committee uses the advisory services of independent compensation and benefits consultants in meeting its responsibilities.

COMPENSATION PHILOSOPHY

     The objectives of the Company's executive compensation program are to provide total compensation that will attract and retain executive and management talent; to motivate and focus each executive toward the achievement of the Company's strategic business plan and short and long-term financial and operating goals which in turn will maximize total shareholder value; and recognize individual contributions and results as well as Company performance. The Company's compensation philosophy is to drive results by maintaining a substantial portion of total pay as "at risk compensation" in the form of annual and long-term incentives. Total direct compensation, comprised of base pay, annual and long-term incentive opportunity, is leveraged to achieve the upper quartiles of competitive pay for outstanding results regarding the Company's performance and contribution to shareholder value, and will deliver total direct compensation at the median for industry average performance.

---------------

(1) THIS SECTION IS NOT "SOLICITING MATERIAL," IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

     Each element of total direct compensation is reviewed annually by the Committee for consistency and alignment with the Company's compensation philosophy:

     - BASE PAY competitive targets for each position are established based on the level of responsibility, value of the position to the Company, and the competitive marketplace. The actual base pay, in relation to the competitive target, for each position reflects the executive's skill, experience and performance. Executive base pay is reviewed annually and base pay increases may be awarded based on an evaluation of these factors. The Company targets base pay at the median of general industry competitive practice.

     - ANNUAL INCENTIVE COMPENSATION is directly tied to key financial and non-financial metrics such as profitability, growth, debt management, and achievement of strategic goals that relate to both short and long-term Company performance to enhance shareholder value. In order for an incentive award to be paid to any executive, the Company has certain key measures that must be achieved. The Committee believes that when the Company achieves above average performance against its industry comparator group, the annual incentive award should reflect that performance by providing awards above the median of general industry competitive practice. In 2000, performance levels were established for earnings per share, pre-tax margin, debt to EBITDA, sales growth, and individual goals. Incentive payments reflecting actual plan results were made to executive officers and other plan participants.

     - LONG-TERM INCENTIVES are intended to closely align shareholder and executive interests through the achievement of the Company's strategic business plan. Long-term incentives are granted in the form of stock options, restricted stock and other performance-based compensation under the 1998 Incentive Compensation Plan, and its predecessor, the Incentive Compensation Plan of 1990. Under these plans, the Committee may award long-term cash incentives and stock options which have terms not to exceed ten years and are granted at no less than the fair market value of Beckman Coulter common stock on the date of grant. The Committee generally targets its long-term incentive awards between the median and 60th percentile of the general industry competitive market, with the incentive leverage to reach the upper quartile range for outstanding performance. In the 2000 award cycle, executive officers received stock option grants based on the general industry competitive market for their respective positions.

     To further align management and shareholder interests, the Company maintains stock ownership guidelines for all Vice Presidents and executive officers to acquire and retain stock ownership levels in Company common stock at least one times annual base pay. The multiple for Chief Executive Officer is at least four times base pay. Stock ownership guidelines are to be achieved within five years of appointment to Vice President or above status. All Company Vice Presidents have either met guidelines or are within the five-year timeframe to reach their appropriate level.

COMPETITIVE ASSESSMENT

     The Committee conducts an annual review of the Company's executive total compensation program under the guidance of its independent executive compensation consultants. This process assesses the competitiveness of the Company's total program and its key elements compared with a comparator group used for compensation purposes. This group consists of a broad range of general industry companies, a large number of which the Company competes for executive talent. A number, but not all, of these companies are included in the line of business index shown on the performance graph. Comparative data is unavailable for many of the Company's direct competitors that are, generally, either privately held foreign corporations or divisions of substantially larger corporations.

     In 2000, the Committee authorized its independent executive consultant to conduct a comprehensive review of its current compensation philosophy and programs and propose recommendations regarding program design.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation of the Chief Executive Officer of the Company consists of the same key elements of total direct compensation as other senior executives. John P. Wareham, Chairman of the Board, Chief

Executive Officer and President, received a base pay increase in February 2000 based on the Committee's evaluation of his performance in relation to the achievement of the Company's financial and non-financial goals and competitive chief executive officer compensation data. Mr. Wareham's base pay was increased to $685,000.

     Annual incentive awards for the Chief Executive Officer are based on achievement of annual financial as well as strategic and individual performance goals. In 2000, financial goals focused upon continuing earnings strength and focused growth initiatives. In February 2000, the Committee approved financial goals and targeted incentive award opportunities based upon level of achievement of pre-determined performance targets for earnings per share, sales growth, pre-tax margin and debt to EBITDA. The incentive awards for achievement of financial goals was made in accordance with the pre-authorized plan formulas. With the addition of the Committee's evaluation of individual performance against pre-established goals, Mr. Wareham's total incentive award for 2000 was $667,450. The 2000 annual incentive payment reflects the Committee's evaluation of Mr. Wareham's individual performance measures established by the Committee, and the respective achievement level of Company financial metrics.

     For 2000, Mr. Wareham received an annual long-term incentive grant at the 60th percentile of competitive market data. Mr. Wareham's grant was a non-qualified stock option and was granted at fair market value.

OTHER MATTERS

     The Committee reviewed and approved adoption of an Executive Retention Incentive Program to meet stock ownership, retention and recruitment objectives.

                                          Organization and Compensation
                                          Committee

                                          William N. Kelley, Chair
                                          Hugh K. Coble
                                          Van B. Honeycutt
                                          Betty Woods

                              PERFORMANCE GRAPH(1)

     The line graph below compares the cumulative total stockholder return on Beckman Coulter's Common Stock (based on its market price and assuming reinvestment of dividends) with the S&P 500 Composite Index and the S&P 500 Health Care (Medical Products and Supplies) Index for the last five fiscal years.

     Stock price performance shown on the graph is not necessarily indicative of future price performance and in no way reflects the Company's forecast of future financial performance.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN*

                               PERFORMANCE GRAPH

        --------------------------------------------------------------------------------
                                12/95     12/96     12/97     12/98     12/99     12/00
        --------------------------------------------------------------------------------
        Beckman Coulter          100       110       116       160       152       253
        S&P 500 Index            100       123       164       211       255       232
        S&P Health Care (Med
        Pds & Supp) -- 500       100       115       143       206       191       276
        --------------------------------------------------------------------------------

---------------
 *  Assumes $100 invested on December 31, 1996.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has appointed the Audit Committee, whose members and functions are described under "Additional Information about the Board of Directors -- Committees of the Board" above and whose charter is attached as Appendix A. Upon recommendation of the Audit Committee, the Board has appointed the firm of KPMG LLP as the Company's independent accountants for the current year. KPMG LLP has served as auditor of the Company since it was selected in March 1990 to serve as the Company's independent accountant for the year ended December 31, 1990.

---------------

(1) THIS SECTION IS NOT "SOLICITING MATERIAL," IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

     Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

AUDIT FEES

     In 2000, the Company incurred audit fees of $1,000,000 for audit services performed by its independent accountants.

ALL OTHER FEES

     In 2000, the Company incurred $1,327,000 for non-audit services performed by its independent accountants. The Audit Committee has considered whether the independent auditors provision of other non-audit services to the Company is compatible with the auditor's independence.

                                 ANNUAL REPORT

     A copy of the 2000 Annual Report to stockholders which includes the financial statements, but excludes Form 10-K exhibits, is being mailed to each stockholder of record as of February 5, 2001, together with the proxy materials.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

     Any proposal of an eligible stockholder intended to be presented at the Company's 2002 annual meeting must be received in writing by the Secretary of the Company on or before November 2, 2001, if the proposal is to be considered by the Board for inclusion in the Company's proxy materials for that meeting.

                                 OTHER BUSINESS

PRESENTED BY MANAGEMENT

     The Board does not intend to present any business at the Annual Meeting other than as stated above. As of the date of this Proxy Statement, neither the Board nor Management knows of any other matters to be brought before the stockholders at this Annual Meeting. If any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitute with respect to such matters.

PRESENTED BY STOCKHOLDERS

     The Company's By-Laws contain certain advance notice procedures which stockholders must follow to submit proposals for consideration at future stockholder meetings, including also the nomination of persons for election as director. Such items of business must be submitted in writing to the Secretary of the Company at the Company's headquarters (address shown on Page 1 of this Proxy Statement) and must be received no later than 60 days prior to the scheduled annual meeting date. Thus, unless the Company discloses a change in the scheduling of the next annual meeting, April 4, 2002, stockholder proposals for consideration at that meeting must be received by the Secretary of the Company by February 3, 2002. If the scheduled meeting date is changed and the Company does not provide at least 70 days' advance notice or public disclosure of the change, then stockholders have until the close of business on the 10th day after the date the Company gave notice or publicly disclosed the changed date of the annual meeting in which to submit proposals. In addition, the notice must meet all requirements contained in our By-Laws. Stockholders may contact the Secretary of the Company at our company headquarters for a copy of the relevant By-Law provisions regarding requirements for making stockholder proposals and nominating director candidates.

                                          By Order of the Board of Directors

                                          /s/ WILLIAM H. MAY
                                          William H. May
                                          Vice President, General Counsel and
                                          Secretary

March 2, 2001

                                                                      APPENDIX A

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Oversee financial and operational matters involving accounting, internal and independent auditing, internal controls, financial reporting, compliance, and business ethics.

     - Oversee other financial, audit, and compliance functions as assigned by the Board of Directors.

     - Review areas of potential significant financial risk to the Company.

     - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     - Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the New York Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-employee directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating and Governance Committee. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session periodically with management; the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Determine that the interim quarterly financial statements are reviewed by the independent auditors prior to external release of the financial statements. If financial management or the independent auditors identify significant special matters, they will review this information with the Audit Committee prior to external release of the financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 10).

  Independent Auditors

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence, and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors any significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan/engagement letter -- discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     9. Annually, if applicable, review the independent auditor's significant process improvement recommendations to management.

     10. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     12. Review, if applicable, significant engagements with independent audit firms other than the primary firm.

     13. Review, if applicable, second financial statement opinions requested by management from other audit firms.

  Internal Audit Department and Legal Compliance

     14. Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, including those related to IT (Information Technology) procedures and controls.

     15. Review the appointment, performance and replacement of the senior internal audit executive.

     16. Review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

     17. Review the Company's evaluation of its system of internal control.

  Other Audit Committee Responsibilities

     18. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     20. Review management's monitoring of the Company's compliance programs (including business ethics.)

     21. Review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Review director and officers' related party transactions and potential conflicts of interest.

     22. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.
                            ------------------------

     While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

---------------

(1) THIS APPENDIX IS NOT "SOLICITING MATERIAL," IS NOT DEEMED FILED WITH THE SEC AND IS NOT TO BE INCORPORATED BY REFERENCE IN ANY FILING OF THE COMPANY UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE HEREOF AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

                                                                      APPENDIX B

                             BECKMAN COULTER, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN
                (AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2002)

 1. PURPOSE.

     The purpose of the Beckman Coulter Employees' Stock Purchase Plan (the "Plan") is to furnish to eligible employees an incentive to advance the best interests of Beckman Coulter, Inc. (the "Company") by providing a method whereby they voluntarily may purchase Common Shares of the Company, $0.10 par value ("Common Shares"), at a favorable price and upon favorable terms.

 2. ELIGIBILITY.

     (a) Eligible Employees. Subject, in each case, to the exceptions and limitations stated in Section 2(b) and any applicable local law, all employees of the Company are "Eligible Employees" who may participate in the Plan, and, in addition, all employees of any present or future subsidiary of the Company to which the Plan may be extended shall be "Eligible Employees" who may participate in the Plan.

     (b) Exceptions and limitations. Notwithstanding anything in Section 2(a) to the contrary, the term "Eligible Employee" shall not include: (i) any employee who, as of the applicable Date of Grant (as defined in Section 4(a)), has not completed at least one full calendar month of continuous employment with the Company or a subsidiary, (ii) any employee whose participation must be suspended pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), because of a hardship withdrawal from a 401(k) plan, and (iii) any employee who owns (or whose participation in the plan immediately after the grant of his or her option would cause such employee to own) stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of a subsidiary (this clause (iii) to be interpreted consistent with the qualification requirement set forth in Section 423(b)(3) of the Code).

 3. STOCK SUBJECT TO THE PLAN.

     Subject to the provisions of Section 10 (relating to adjustment upon changes in stock), the number of Common Shares available for issuance under the Plan for Option Periods (as such term is defined below) that commence on or after January 1, 2002 but before the expiration or termination of the Plan shall equal: (i) 4,021,633 shares, less (ii) the number of Common Shares issued or delivered under the Plan with respect to Option Periods (as such term is defined below) that commenced in the 2001 calendar year. Such Common Shares may be unissued shares or reacquired shares or shares bought on the market for purposes of the Plan.

 4. GRANT OF OPTIONS.

     (a) General statement; Date of Grant; Option Period; Date of
Exercise. Following the effective date of the Plan and continuing while the Plan remains in force, the Company will offer options under the Plan to all Eligible Employees who elect to participate in the Plan, subject, however, to the limitations stated in Section 6. Options shall become effective each January 1 and each July 1 during the term of the Plan (each of which dates hereinafter is referred to as the "Date of Grant"). The term of each option is six months (the "Option Period") ending on the June 30 or December 31, as applicable, immediately following the respective Date of Grant (each of which dates hereinafter is referred to as the "Date of Exercise").

     (b) Election to participate; payroll deduction authorization. An Eligible Employee may participate in the Plan only by means of payroll deductions. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company, prior to the deadline established before the beginning of the payroll period from which payroll deductions will be made for the Option Period commencing on such Date of Grant, a payroll deduction authorization by the method prescribed by the Committee (as defined in Section 13(a)) whereby notice is given of the employee's election to participate in the Plan as of the next following Date of Grant, and whereby the employee designates a stated amount to be deducted from his or her compensation on each pay day during the Option Period and paid into the Plan for that employee's account. (The term "account" for purposes of the Plan means the bookkeeping payroll record used to record a participant's contributions to the Plan.) The total amount of a participant's payroll deductions may not exceed either of the following: (i) 10% per Option Period of the amount of Eligible Compensation (as defined in Section 4(d)) from which the deduction is made, or
(ii) an amount which will result in noncompliance with either the $25,000 per calendar year or the maximum number of shares per Option Period limitations stated in Section 4(e). The Board or the Committee may change the 10% limit set forth in clause (i) above to 15% for one or more Option Periods.

     An option under the Plan shall be deemed to have been granted automatically on the next following Date of Grant to each Eligible Employee who has made a valid and effective payroll deduction authorization within the time and in the manner stated in or required by this Section 4(b).

     (c) Continuing grant of options; changes in options. Each Eligible Employee who is a participant in the Plan automatically and without any act on his or her part shall continue as a participant in the Plan as long as he or she remains eligible or, as the case may be, until such employee withdraws from the Plan. An option under the Plan shall be granted automatically on each Date of Grant to each Eligible Employee who remains a participant in the Plan.

     Any Eligible Employee who is a participant in the Plan may, in the manner prescribed by the Committee, change the stated amount to be deducted from his or her Eligible Compensation and contributed to the Plan; subject to any applicable deadlines established by the Committee and provided that no such change shall take effect prior to the first Option Period commencing after the Company's receipt of such change. After commencement of an Option Period, a participant in the Plan may, in the time and manner prescribed by the Committee, decrease his or her payroll deductions to the Plan to as low as 1% effective at the beginning of any month during the Option Period.

     (d) Eligible Compensation defined. The term "Eligible Compensation" includes the following: regular earnings, overtime, sick pay, shift differential, shift premium, vacation pay, Variable Pay, call-in pay, patent payments and holiday pay paid by the Company or a subsidiary. Eligible Compensation also includes any amounts contributed to a plan qualifying under Sections 401(k), 125 and 129 of the Code as salary reduction contributions as well as any amounts deferred under the Beckman Coulter, Inc. Executive Deferred Compensation Plan and the Beckman Coulter, Inc. Executive Restoration Plan. For this purpose, "Variable Pay" means amounts paid in cash as: (i) sales and service incentive compensation; or (ii) compensation under the Company's executive and management incentive and performance sharing programs, or such similar broad-based programs as maintained by the Company from time-to-time (not including individualized programs such as retention bonuses). Any other form of compensation is excluded from Eligible Compensation, including but not limited to the following: prizes, awards, housing allowances, auto allowances, loss of company car, tuition reimbursement, article payments, tax reimbursement, Christmas gift, special awards, non-recurring bonuses, move-related payments, forms of imputed income, Share Value Plan payments, and income related to stock options, stock appreciation rights, restricted stock, or performance awards. The Committee may include compensation components within the definition of Eligible Compensation as it deems desirable.

     (e) $25,000 and maximum number of shares limitations. No employee shall be permitted to purchase stock under the Plan or under any other employee stock purchase plan of the Company or of any of its subsidiaries or related corporations at a rate which exceeds $25,000 in fair market value of stock (determined at the time the option is granted) for each calendar year in which any such option granted to such employee is outstanding at any time. In addition, no employee shall be permitted to purchase in excess of 4,000 shares per Option Period (subject to adjustment in accordance with Section 10). To the extent payroll deductions are made which would result in a participant exceeding either of these limitations, the Company shall refund to the participant the excess amounts deducted promptly following such determination.

 5. EXERCISE OF OPTIONS.

     (a) General statement. Each Eligible Employee who is a participant in the Plan automatically and without any act on his or her part will be deemed to have exercised his or her option on each Date of Exercise to the extent that the balance then in such employee's account under the Plan is sufficient to purchase at the Option Price (as defined in Section 5(b)) whole and/or fractional shares of the stock subject to the Plan. Notwithstanding the above, if the total number of shares purchasable pursuant to options granted in any Option Period exceeds the number of shares available for issuance as determined under Section 3 above, each participant's option shall be exercisable only for the number of shares equal to his or her pro rata portion of the remaining number of shares so available. Such pro rata portion shall be determined by multiplying the number of shares purchasable pursuant to each participant's option by a fraction the numerator of which is the number of shares remaining available for issuance and the denominator of which is the number of shares purchasable pursuant to outstanding options issued in the Option Period. Following such adjustment, the Company shall, at the Committee's discretion, either refund to the participant any remaining balance in a participant's account or carry any remaining balance forward in such account to apply toward the purchase price of shares on the next Date of Exercise. A participant's Plan account shall be reduced by any amounts used to pay the purchase price of Common Shares acquired under the Plan, or by any other amounts distributed pursuant to the terms hereof. The Committee may provide that only whole shares may be purchased under the Plan.

     (b) Option Price defined. The "Option Price" per share to be paid by each optionee on an exercise of his or her option for an Option Period shall equal 90% of the lesser of the fair market value of a Common Share on the applicable Date of Exercise or the fair market value of a Common Share on the applicable Date of Grant. The Company's Board of Directors (the "Board") or the Committee may, by action prior to the start of the Option Period for which such change is to be effective, change the 90% reference in the preceding sentence to 85% for one or more Option Periods. The fair market value of a Common Share on the Date of Exercise or, as the case may be, on the Date of Grant shall be the official closing price of a Common Share on such date on the New York Stock Exchange; and if no sale of the Common Shares shall have been made on said exchange on such date, then fair market value on such date shall be the official closing price of a Common Share on said exchange on the next preceding date on which there was a sale; or, if the Common Shares are not then listed on the New York Stock Exchange, then fair market value on such date shall be the value then reasonably determined by the Committee for purposes of the Plan.

     (c) Delivery of share certificates. Common Shares purchased under the Plan will be entered in book entry form with a book entry service. As soon as practicable following the Date of Exercise of an Option Period, the Company will cause the Common Shares purchased by a participant in that Option Period to be entered in such participant's name in such form. The Committee may change the procedures for the book entry of Common Shares purchased under the Plan, or may provide for the issuance of actual share certificates in lieu of book entry, from time to time. No interest or right under the Plan shall be created by a book entry with a book entry service. Inability of the Company to satisfy
Section 17 with respect to the issuance of any share certificate shall relieve the Company from liability to any participant in the Plan except to return to the participant the amount of the balance in his or her account.

 6. WITHDRAWAL FROM THE PLAN.

     (a) General statement. Any participant may, in such manner as may be prescribed by the Committee, withdraw from the Plan at any time during an Option Period or immediately following an exercise of an option.

     (b) Withdrawal during an Option Period. For a participant withdrawing during an Option Period, the Company, promptly following the time when a notice of the withdrawal is received, will refund to the participant the amount of the balance in his or her account under the Plan; and thereupon, automatically and without any further act on the participant's part, such participant's payroll deduction authorization, interest in the Plan, and interest in his or her option under the Plan shall terminate.

     (c) Withdrawal immediately following an exercise of an option. For a participant withdrawing immediately following an exercise of an option, and before any payroll deductions have been made for the next following Option Period, such participant's payroll deduction authorization and interest in the Plan shall terminate automatically and without any further act on the participant's part and the participant shall be deemed to have withdrawn effective on the Date of Grant following such exercise.

     (d) Withdrawal resulting from loss of eligibility. If a participant for any reason becomes ineligible for participation in the Plan, the participant automatically and without any act on his or her part shall be deemed to have withdrawn from the Plan as of the date when he or she became ineligible to participate. The Company promptly will refund to the participant the amount of the balance of his or her account under the Plan, and as of the date when the participant became ineligible to participate, the participant's payroll deduction authorization, interest in the Plan, and interest in his or her option under the Plan shall terminate. A participant shall become ineligible at the time when he or she no longer can comply with the requirements for eligibility stated in Section 2 or any requirements imposed by applicable local law.

     (e) Limitation upon participation following withdrawal. A participant who withdraws effective on a Date of Grant as stated in Section 6(c) may participate commencing on the next following Date of Grant by again electing to participate in the Plan in accordance with Section 4(b), unless otherwise ineligible or prohibited by operation of law, rule or regulation. In all other instances, a participant who withdraws from the Plan, either by his or her election to withdraw as stated in Section 6(b), or by loss of eligibility to participate as stated in Section 6(d), shall not be eligible for participation in the Plan for the Option Period next following the Option Period during which he or she withdrew, or, if applicable, for any Option Period or part of an Option Period during which the participant has been prohibited or suspended from participation by operation of law, rule or regulation; but thereafter if eligible he or she again may participate. The limitation stated in this Section 6(e) shall not be applicable in the case of a participant who withdraws from the Plan or becomes ineligible to participate in the Plan by reason of his or her entering the military service of the United States.

 7. TERMINATION OF EMPLOYMENT.

     (a) Termination of employment other than by retirement or death. If the employment of a participant terminates other than by retirement or death, the participant automatically and without any act on his or her part shall be deemed to have withdrawn from the Plan on the day following the effective date of termination of his or her employment. The Company promptly will refund to the participant the amount of the balance in his or her account under the Plan, and thereupon the participant's interest in the Plan shall terminate.

     (b) Termination by retirement. If a participant retires on or after the day that is three months before the Date of Exercise, the balance in such participant's account during the then current Option Period automatically will be retained by the Company which will then apply the balance in such account under the Plan to purchase Common Shares on the Date of Exercise for that Option Period at the applicable Option Price; provided, however, that such participant may provide notice to the Company, in the manner prescribed by the Committee, on or before his or her retirement date requesting payment of the balance in such account. If the participant has provided such notice requesting payment, the Company promptly shall make payment, and thereupon the participant's interest in the Plan and in his or her outstanding option under the Plan shall terminate. The term "retires" or "retirement" for Plan purposes means a participant terminates employment upon or after the date on which the sum of his or her whole years of age plus years of vesting service (for this purpose years of vesting service shall be determined under the then current Company retirement plan in which the participant participates) equals 65.

     If a participant retires prior to the day that is three months before the Date of Exercise, the Company promptly will refund the amount in the participant's account, and thereupon the participant's interest in the Plan and in his or her outstanding option under the Plan shall terminate.

     (c) Termination by death. If the employment of a participant is terminated by death, the Company promptly will pay the balance of the participant's account under the Plan to the person whom the participant has named beneficiary to receive the benefits of the Company's basic group life insurance plan, or to the participant's estate if he or she has not named any such beneficiary, and thereupon the participant's interest in the Plan and in his or her option under the Plan shall terminate.

 8. RESTRICTION UPON ASSIGNMENT.

     An option granted under the Plan shall not be transferable. An option may not be exercised to any extent except by the optionee. The Company will not recognize and shall be under no duty to recognize any assignment or purported assignment by an optionee of his or her option or of any rights under his or her option. (The effect of death upon the rights of an optionee is stated in Section 7(c).)

 9. PARTICIPANT RIGHTS.

     (a) No rights of stockholder until certificate issued. With respect to shares subject to an option, an optionee shall not be deemed to be a stockholder of the Company and he or she shall not have any of the rights or privileges of such a stockholder. An optionee shall have the rights and privileges of a stockholder of the Company when, but not until, a certificate for shares has been issued to the participant following exercise of his or her option or recorded to the participant's account with a book entry service.

     (b) No employment rights. Nothing contained in the Plan (or in any other documents relating to the Plan or to any option hereunder) shall confer upon any Eligible Employee or optionee any right to continue in the employ or other service of the Company or a subsidiary or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company or a subsidiary to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause.

     (c) No fiduciary rights. No Eligible Employee, optionee or other person will have any right, title or interest in any fund or in any specific asset (including Common Shares) of the Company by reason of any option hereunder. Neither the provisions of the Plan (or of any related documents), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company (or any subsidiary) and any Eligible Employee, optionee or other person. To the extent that an optionee or other person acquires a right to receive payment pursuant to the Plan, such right will be no greater than the right of any unsecured general creditor of the Company. No special or separate reserve, fund or deposit will be made to assure any such payment.

10. CHANGES IN STOCK; ADJUSTMENTS.

     (a) Adjustments. This Section 10(a) will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Shares (whether in the form of cash, Common Shares, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, repurchase, or exchange of Common Shares or other securities of the Company, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Shares) or a sale of substantially all the assets of the Company as an entirety occurs. In any of such events, the Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable, proportionately adjust any or all of (i) the number and type of Common Shares (or other securities) that thereafter may be made the subject of options (including the specific maxima and numbers of shares set forth elsewhere in the Plan), (ii) the number, amount and type of Common Shares (or other securities or property) subject to any or all outstanding options, (iii) the purchase or exercise price of any or all outstanding options, or (iv) the securities, cash or other property issuable or deliverable upon exercise of any outstanding options. In the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, the Committee may, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding options or the cash, securities or property issuable or deliverable to the holder of any or all outstanding options based upon the distribution or consideration payable to holders of the Common Shares of the Company upon or in respect of such event. In any of such events, the Committee may take such action sufficiently prior to such event if necessary or deemed appropriate to permit the participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally. The Committee may adopt such valuation methodologies for outstanding options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price.

     (b) Early termination of the Plan. Upon a dissolution of the Company, or any other event described in Section 10(a) that the Company does not survive, the Plan and, if prior to the last day of an Option Period, any outstanding option granted with respect to that Option Period shall terminate, subject to any provision that has been expressly made by the Board or the Committee for the survival, substitution, assumption, exchange or other settlement of the Plan and outstanding options. In the event a participant's option is terminated pursuant to this Section 10(b) without a provision having been made by the Board or the Committee for a substitution, exchange or other settlement of the option, the balance of such participant's Plan account shall be paid to him or her in cash.

11. USE OF FUNDS; NO INTEREST PAID.

     All funds received or held by the Company under the Plan will be included in the general funds of the Company and may be used for any corporate purpose. No interest will be paid to any participant or credited to his or her account under the Plan.

12. AMENDMENT OF THE PLAN.

     The Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend the Plan, in whole or in part, without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), or other applicable law, or deemed necessary or advisable by the Board. No options may be granted during any suspension of the Plan or after the termination of the Plan, but the Committee will retain jurisdiction as to options then outstanding in accordance with the terms of the Plan. No amendment, modification, or termination pursuant to this Section 12 shall, without written consent of the optionee, affect in any manner materially adverse to the optionee any rights or benefits of such optionee or obligations of the Company under any option granted under the Plan prior to the effective date of such change. Changes contemplated by Section 10 shall not be deemed to constitute changes or amendments requiring optionee consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Company's subsidiaries whose employees may be eligible to participate in the Plan and such designation shall not constitute any amendment to the Plan requiring stockholder approval.

13. ADMINISTRATION BY THE COMMITTEE.

     (a) The Committee. The Plan shall be administered by the Committee. "Committee" means the Organization and Compensation Committee of the Board, its successor, or, if the Board assumes the administration of the Plan, the Board. Any member of the Committee may participate in the Plan if he or she is otherwise eligible. The Committee shall supervise and administer the Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the terms of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee shall act by majority vote or by unanimous written consent. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of the Plan, which construction or interpretation shall be final and binding on all parties including the Company, Eligible Employees, optionees and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including individuals who are officers or employees of the Company.

     (b) Decisions in good faith; reliance on experts. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to the Plan. Any action taken by, or inaction of, the Board or the Committee relating or pursuant to the Plan shall be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. In making any determination or in taking or not taking any action under the Plan, the Board or Committee, as the case may be, may obtain and may rely on the advice of experts, including professional advisors to the Company. No member of the Board or Committee, or officer or agent of the Company, will be liable for any action, omission or decision under the Plan taken, made or omitted in good faith.

14. EFFECTIVE DATE; TERM; EARLY TERMINATION.

     The Plan was effective July 1, 1989. This amendment to and restatement of the Plan is effective January 1, 2002, subject to stockholder approval on or before that date. The Plan shall remain in force until, but no new Option Periods shall commence after, December 31, 2011, unless the Plan is sooner terminated pursuant to Section 10 or Section 12.

15. PLAN CONSTRUCTION.

     (a) Section 16. It is the intent of the Company that transactions involving options under the Plan in the case of participants who are or may be subject to the prohibitions of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"), satisfy the requirements for applicable exemptions under Rule 16 promulgated by the Securities and Exchange Commission under Section 16 so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 promulgated under Section 16 or other exemptive rules under Section 16 in respect of those transactions and will not be subject to avoidable liability thereunder.

     (b) Internal Revenue Code. The Plan is intended as a qualified employee stock purchase plan under Section 423 of the Code.

     (c) Construction. If any provision of the Plan or of any option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of the Plan as to such persons in the circumstances.

16. MISCELLANEOUS.

     (a) Captions. Captions and headings are given to the sections of the Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of the Plan or any provision hereof.

     (b) Effect on Board and Committee authority. Nothing in the Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

     (c) Effect on other compensation plans. Benefits received by an optionee under an option granted pursuant to the Plan shall not be deemed a part of the optionee's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company (or any subsidiary), except where the Committee or the Board expressly otherwise provides or authorizes in writing.

17. COMPLIANCE AND CHOICE OF LAW.

     The Plan, the granting of options under the Plan and the issuance and delivery of Common Shares under the Plan are subject to compliance with all applicable federal and state laws, rules and regulations and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities issued or delivered under the Plan shall be subject to such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. The Plan, the options, all documents evidencing options and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Company.

18. NOTICE OF SALE.

     The Committee may require any person who acquires Common Shares under the Plan to give prompt written notice to the Company of any sale or other transfer of the shares if such sale or transfer occurs (i) within the two-year period after the Date of Grant of the Option Period with respect to which such shares were acquired, or (ii) within the twelve-month period after the Date of Exercise of the Option Period with respect to which such shares were acquired.

19. TAX WITHHOLDING.

     Notwithstanding anything else contained in the Plan herein to the contrary, the Company may deduct from an optionee's Plan account balance as of a Date of Exercise, before the exercise of the optionee's option is given effect on such date, the amount of any taxes which the Company reasonably determines it (or a subsidiary) may be required to withhold with respect to such exercise. In such event, the maximum number of Common Shares subject to such option (subject to the other limits set forth in the Plan) shall be purchased at the Option Price with the balance of the optionee's Plan account (after reduction for the tax withholding amount).

     Should the Company (or a subsidiary) for any reason be unable, or elect not to, satisfy its tax withholding obligations in the manner described in the preceding paragraph with respect to an optionee's exercise of an option, or should the Company (or a subsidiary) reasonably determine that it has a tax withholding obligation with respect to a disposition of Common Shares acquired pursuant to the exercise of a Plan option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Company (or subsidiary) shall have the right at its option to (i) require the optionee to pay or provide for payment of the amount of any taxes which the Company (or a subsidiary) reasonably determines that it is required to withhold with respect to such event or (ii) deduct from any amount otherwise payable to or for the account of the optionee the amount of any taxes which the Company reasonably determines that it (or a subsidiary) is required to withhold with respect to such event.

                        TRUSTEE VOTING INSTRUCTION CARD
         BECKMAN COULTER, INC. ("BECKMAN COULTER") BENEFIT EQUITY TRUST

     The Board of Directors of Beckman Coulter has solicited a proxy from Mellon Bank, N.A., as Trustee for the Beckman Coulter Benefit Equity Trust, on matters presented at the Beckman Coulter Annual Meeting of Stockholders, April 5, 2001, and any adjournments or postponements thereof. The undersigned directs the Trustee on the matters shown on the reverse side hereof. The nominees for Director for the term expiring in 2004 are:

     01. Ronald W. Dollens, 02. Charles A. Haggerty, 03. William N. Kelley, M.D., 04. Risa J. Lavizzo-Mourey, M.D.

     This card constitutes voting instructions to the Trustee only. Completion of this card does not imply, create or bestow on the undersigned any ownership or other rights to assets in the Beckman Coulter Benefit Equity Trust. All shares of Beckman Coulter Common Stock held in the Trust on the Record Date will be voted as directed in proportion as to the number of responses received by the Trustee.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED ONLY SIGN, DATE AND RETURN THE CARD WITHOUT MARKING ANY BOXES, IF YOU WISH TO INSTRUCT THE TRUSTEE TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF YOU PROVIDE YOUR INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET YOU DO NOT NEED TO RETURN THIS CARD.

                                                                     SEE REVERSE
                                                                        SIDE

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

[MELLON TRUST LOGO]

                                   ATTENTION
                     TRUSTEE VOTING INSTRUCTION INFORMATION
                              BENEFIT EQUITY TRUST

PLEASE PROVIDE YOUR INSTRUCTIONS TO THE TRUSTEE PROMPTLY. ALL INSTRUCTIONS MUST BE RECEIVED BY APRIL 2, 2001 TO BE INCLUDED IN THE TABULATION FOR THE TRUSTEE'S VOTE.

The Benefit Equity Trust was established to assist Beckman Coulter, Inc. in meeting its stock-based obligations. You do not have any interests, entitlements, claims, ownership or beneficial ownership in any stock or other assets of the Beckman Coulter, Inc. Benefit Equity Trust. However, pursuant to the terms of the trust, we as trustee hereby request your assistance as a recent participant in the Beckman Coulter, Inc. Employees' Stock Purchase Plan by directing the vote of the Trust's holdings of Beckman Coulter Common Stock.


We encourage you to provide us with your direction by completing and returning the above Trustee Voting Instruction Card or by telephone or via the internet. Please see the reverse side of this card for more information on these three ways to submit your instructions. If you do so by telephone or via the internet, you do not need to return the instruction card.

ALL BECKMAN COULTER COMMON STOCK SHARES HELD IN THE TRUST WILL BE VOTED BY MELLON BANK, N.A., AS TRUSTEE, AND THE VOTE WILL BE IN THE SAME PROPORTIONS AS THE NUMBER OF INSTRUCTIONS RECEIVED BY US. ACCORDINGLY, WE ARE LOOKING FORWARD TO YOUR ASSISTANCE IN PROVIDING US WITH YOUR VOTING PREFERENCES.

                                                      MELLON BANK, N.A., TRUSTEE
                                                      Beckman Coulter, Inc.
                                                      Benefit Equity Trust

March 2001

      PLEASE MARK YOUR                                                     7785
  [X] VOTES AS IN THIS
      EXAMPLE

THE INSTRUCTION CARD MUST BE PROPERLY EXECUTED IN ORDER FOR SHARES TO BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF PROPERLY EXECUTED, BUT NO DIRECTION IS GIVEN, IT WILL BE COUNTED AS A VOTE FOR PROPOSALS 1 AND 2.

-------------------------------------------------------------------------------
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
-------------------------------------------------------------------------------

                                FOR     WITHHELD                                                FOR     AGAINST    ABSTAIN
1. Election of                  [ ]       [ ]     2. Approval of the Company's Employees'       [ ]       [ ]        [ ]
   Directors                                         Stock Purchase Plan extension and
   (See reverse)                                     restatement.

For, except vote withheld from the following nominee(s)

_______________________________________________________

-------------------------------------------------------------------------------




                                       NOTE: Please date and sign your name
                                             exactly as it appears hereon.



                                       ________________________________________
                                       Signature                       Date

-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                        YOUR INSTRUCTIONS ARE IMPORTANT.


Please consider the proposals discussed in the proxy statement and instruct the Trustee by:

   [ICON]   - Accessing the World Wide Web site http://www.eproxyvote.com/bec1 to submit your instructions via the internet, or

   [ICON]   - Using a touch-tone telephone to submit your instructions by phone toll free from the U.S. or Canada. Simply dial 1-877-779-8683 and follow the instructions, or

            - Completing, dating, signing and mailing the proxy card in the U.S.
   [ICON] postage-paid envelope included with the proxy statement or sending it to Beckman Coulter, Inc., c/o First Chicago Trust, a Division of EquiServe, P.O. Box 8531, Edison, New Jersey 08818-8911.

You can vote by phone or via the Internet anytime on or before April 2, 2001. You will need the voter CONTROL NUMBER which is printed above to vote by phone or via the internet.

You may receive other Proxy or Voting Instruction Cards solicited by the Beckman Coulter Board of Directors if you own Beckman Coulter Common Stock or if it is held on your behalf or if there are differences in the recording of your name on employee and stock registration records. Please vote or grant a proxy for shares represented by each such card you receive in order to assure a quorum for the meeting and to assure that all shares are represented. If you return multiple cards by mail, you may use the same return envelope. If you use the internet or telephone to provide your instruction or grant a proxy, each card will have a separate voter control number and must be voted separately.

                             BECKMAN COULTER, INC.
                         PROXY/VOTING INSTRUCTION CARD

    PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS
           BECKMAN COULTER, INC. HEADQUARTERS, FULLERTON, CALIFORNIA
                      THURSDAY, APRIL 5, 2001, 10:00 A.M.

      The undersigned hereby authorizes and appoints John P. Wareham and Gavin
S. Herbert and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned as indicated on the reverse side hereof and in their discretion on all matters as may come before the 2001 Annual Meeting of Stockholders or any adjournments or postponements thereof.

                Nominees for Director for Term Expiring in 2004:
  01. Ronald W. Dollens, 02. Charles A Haggerty, 03. William N. Kelley, M.D.,
                        04. Risa J. Lavizzo-Mourey, M.D.

      This card provides voting instructions, as applicable, to (1) the appointed proxies for shares held of record by the undersigned (including shares, if any, held under the Company's Dividend Reinvestment Plan and in First Chicago book entry accounts for certain employee purchases) and (2) the Trustee for shares, if any, held on behalf of the undersigned in the Company's Savings Plan.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE). YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, IN WHICH CASE YOU NEED ONLY SIGN, DATE AND RETURN THE CARD, IF YOU SUBMIT YOUR PROXY BY TELEPHONE OR VIA THE INTERNET, YOU NEED NOT RETURN THE CARD.

                                                                   -------------
                                                                    SEE REVERSE
                                                                        SIDE
                                                                   -------------
--------------------------------------------------------------------------------
                             [FOLD AND DETACH HERE]

                        BECKMAN COULTER, INC.
                        CORPORATE HEADQUARTERS
                        4300 N. HARBOR BOULEVARD
                        FULLERTON, CA 92835
                        (714) 871-4848 * (562) 691-0841









                                     [MAP]









Parking will be available at the corner of Harbor Blvd. and Lambert Road. To enter the parking area continue north on Harbor Blvd., turn right on Lambert Road and then immediately turn right into first parking entrance.

--------------------------------------------------------------------------------------------------------------
       PLEASE MARK YOUR                                                                           9830
   X   VOTES AS IN THIS
       EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF PROPERLY EXECUTED, BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
--------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
--------------------------------------------------------------------------------------------------------------
                    FOR   WITHHELD                                                     FOR   AGAINST   ABSTAIN
1. Election of                      2. Approval of the Company's Stock Purchase Plan   [ ]     [ ]       [ ]
   Directors        [ ]     [ ]        extension and restatement.
   (see reverse)

For, except vote withheld from the following nominee(s)

________________________________________
--------------------------------------------------------------------------------------------------------------
                                                           Please check this box if you          [ ]
                                                           plan to attend the Annual Meeting.

                                                           The signer hereby revokes all instructions here-
                                                           tofore given by the signer to vote at said meeting
                                                           or any adjournment thereof.

                                                           NOTE: Please date and sign exactly as name appears
                                                           hereon. Joint owners should each sign. When signing
                                                           as attorney, executor, administrator, trustee or
                                                           guardian, please give full title as such.

                                                           ___________________________________________________

                                                           ___________________________________________________
                                                             SIGNATURE(S)                             DATE

--------------------------------------------------------------------------------------------------------------
                                           FOLD AND DETACH HERE


Dear Stockholder:

You may submit your proxy in one of these ways:

     [ICON]  -  Accessing the World Wide Web site http://www.eproxyvote.com/bec to submit your instruction via the internet, or

     [ICON]  -  Using a touch-tone telephone to submit your instructions by phone toll free from the U.S. or Canada. Simply dial 1-877-779-8683 and follow the instructions, or

     [ICON]  -  Completing, dating, signing and mailing the proxy card in the
                U.S. postage-paid envelope included with the proxy statement or sending it to Beckman Coulter, Inc., c/o First Chicago Trust, a Division of EquiServe, P.O. Box 8531, Edison, New Jersey 08818-8911

You can submit your proxy by phone or via the internet anytime on or before April 2, 2001. You will need the voter CONTROL NUMBER printed above to vote by phone or via the internet. You should indicate if you plan to attend the meeting in the box provided if you submit by mail or when prompted if you use the phone or internet method.

If shares are held on your behalf under the Beckman Coulter, Inc. Savings Plan, the proxy serves to provide instructions to the plan trustee who then votes the shares. Instructions must be received by April 2, 2001 to be included in the tabulation for the trustee's vote. If no instructions are received, your shares will not be voted.

If you receive more than one set of proxy materials from the Company, please act promptly on each set you receive because each represents separate shares. If you return multiple cards by mail, you may use the same return envelope. If you use the internet or telephone to provide your instruction or grant a proxy, each card will have a separate voter control number and must be voted separately.

                          2001 TELEPHONE VOTING SCRIPT

                ----------------------------------------------
                  TOLL FREE: 1-877-PRX-VOTE OR 1-877-779-8683
                ----------------------------------------------



1. Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2. Enter the Voter Control Number as it appears on the card followed by the pound sign.

3.   One moment please while we verify your information.

4. Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.   The company that you are voting is Beckman Coulter, Inc.

6. Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7. To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.

          If 1, go to PLAYBACK.
          If 2, go to 8.

8. Item #1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.

          If 1, go to 9.
          If 2, go to 9.

DIRECTOR EXCEPTION

Enter the 2-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.

     If pound key entered twice, go to the next item, If valid nominee number, go to Next Nominee.

NEXT NOMINEE

To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.

     If pound key entered twice, go to the next item.
     If valid nominee number, go to Next Nominee.

INVALID NOMINEE NUMBER

You have entered an invalid nominee number.

(Go to Next Nominee)

9.   Item #2. To vote for, press 1; against, press 2; abstain, press 3.

     If 1, go to 10.
     If 2, go to 10.
     If 3, go to 10.

10.  If you would like to attend the annual meeting, press 1. If not, press 2.

     If 1, go to 11.
     If 2, go to 11.

11.  You have cast your vote as follows:

     ---------------------------------------------------------------------------
     PLAYBACK (Playback the appropriate vote for this proxy card.)
     ---------------------------------------------------------------------------

     DEFAULT PLAYBACK
     You have voted in the manner recommended by the Board of Directors.

     DIRECTOR PROPOSAL PLAYBACK
     VOTED FOR ALL NOMINEES: Item #. You have voted for all nominees.

     WITHHOLD FROM ALL NOMINEES: Item #. You have voted to withhold your vote from all nominees.

     WITHHOLD FROM INDIVIDUAL NOMINEES: Item #. You have voted for all nominees except for the following nominee numbers

     FOR/AGAINST/ABSTAIN PROPOSAL PLAYBACK
     Item # (For / Against / Abstain)

     ---------------------------------------------------------------------------

12.  To confirm your vote, press 1. To cancel your vote, press 2.

     If 1, go to 14.
     If 2, go to 13.

13. Your vote has been cancelled. If you wish to vote another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.

14. Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

     ---------------------------------------------------------------------------

     INVALID CONTROL NUMBERS
     We are unable to authenticate the information that you entered.

     NO KEY PRESSED
     Go to the same item (repeat three times); otherwise, go to Error.

     INVALID NUMBER
     Go to the same item (repeat three times); otherwise, go to Error.

     ---------------------------------------------------------------------------

VOTE
BY NET   IF YOU HAVE MORE THAN ONE PROXY CARD, PLEASE VOTE ONLY ONE CARD AT
         A TIME.

         [1] Enter the Voter Control Number that appears in the box on your proxy card.

              ---------------------

         [2] Enter the last 4 digits of your U.S. Taxpayer Identification (Social Security) Number for this account.

              ---------------------

              If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.

              IMPORTANT: FOR YOUR VOTE TO BE CAST, THE VOTER CONTROL NUMBER AND THE LAST FOUR DIGITS OF THE U.S. TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER FOR THIS ACCOUNT MUST MATCH THE NUMBERS ON OUR RECORDS.

              ------------------------------------------------------------------
         [3] Enter your e-mail address to receive an e-mail confirmation of your vote.

              ---------------------

              Enter your e-mail address again for validation.

              ---------------------





                                       PROCEED

[BECKMAN COULTER LOGO]


VOTE
BY NET     WELCOME!

           Name Line
           Address Line
           City, State Zip Line



                                          PROCEED

                        TRUSTEE VOTING INSTRUCTION CARD
         BECKMAN COULTER, INC. ("BECKMAN COULTER") BENEFIT EQUITY TRUST

The Board of Directors of Beckman Coulter has solicited a proxy from Mellon Bank, N.A., as Trustee for the Beckman Coulter Benefit Equity Trust, on matters presented at the Beckman Coulter Annual Meeting of Stockholders, April 5, 2001, and any adjournments or postponements thereof. The undersigned directs the Trustee on the matters shown below. The nominees for Director for the term expiring in 2004 are:

01. Ronald W. Dollens, 02. Charles A. Haggerty, 03. William N. Kelley, M.D.,
04. Risa J. Lavizzo-Mourey, M.D.

This card constitutes voting instructions to the Trustee only. Completion of this card does not imply, create or bestow on the undersigned any ownership or other rights to assets in the Beckman Coulter Benefit Equity Trust. All shares of Beckman Coulter Common Stock held in the Trust on the Record Date will be voted as directed in proportion as to the number of responses received by the Trustee.

MELLON TRUST

                                   ATTENTION

                     TRUSTEE VOTING INSTRUCTION INFORMATION
                              BENEFIT EQUITY TRUST

PLEASE PROVIDE YOUR INSTRUCTIONS TO THE TRUSTEE PROMPTLY. ALL INSTRUCTIONS MUST BE RECEIVED BY APRIL 2, 2001 TO BE INCLUDED IN THE TABULATION FOR THE TRUSTEE'S VOTE.

The Benefit Equity Trust was established to assist Beckman Coulter, Inc. in meeting its stock-based obligations. You do not have any interests, entitlements, claims, ownership or beneficial ownership in any stock or other assets of the Beckman Coulter, Inc. Benefit Equity Trust. However, pursuant to the terms of the trust, we as trustee hereby request your assistance as a recent participant in the Beckman Coulter, Inc. Employees' Stock Purchase Plan by directing the vote of the Trust's holdings of Beckman Coulter Common Stock.

We encourage you to provide us with your direction by completing and returning the above Trustee Voting Instruction Card or by telephone or via the internet. Please see the reverse side of this card for more information on these three ways to submit your instructions. If you do so by telephone or via the internet, you do not need to return the instruction card.

ALL BECKMAN COULTER COMMON STOCK SHARES HELD IN THE TRUST WILL BE VOTED BY MELLON BANK, N.A., AS TRUSTEE, AND THE VOTE WILL BE IN THE SAME PROPORTIONS AS THE NUMBER OF INSTRUCTIONS RECEIVED BY US. ACCORDINGLY, WE ARE LOOKING FORWARD TO YOUR ASSISTANCE IN PROVIDING US WITH YOUR VOTING PREFERENCES.

MELLON BANK, N.A., TRUSTEE
Beckman Coulter, Inc.
Benefit Equity Trust

March 2001


                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      "FOR" ALL NOMINEES FOR DIRECTOR AND
                               "FOR" PROPOSAL 2.


--------------------------------------------------------------------------------

CHECK THIS BOX TO CAST YOUR VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

               For All Nominees                   Withheld
               Except As Noted                    As To All
                    Below                         Nominees

                     [ ]                             [ ]

1.  Election of Directors

Or, check the box for the Director(s) from whom you wish to withhold your vote:

          [ ] Ronald W. Dollens           [ ] Charles A. Haggerty

          [ ] William N. Kelley, M.D.     [ ] Risa J. Lavizzo-Mourey, M.D.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2. Approval of the Company's Employees' Stock Purchase Plan extension and restatement.

               FOR            AGAINST           ABSTAIN

               [ ]              [ ]               [ ]

--------------------------------------------------------------------------------
To submit your vote please click the button below.

(Your vote will not be counted until the Submit Your Vote button is clicked.)

                                SUBMIT YOUR VOTE

[BECKMAN COULTER LOGO]


VOTE BY NET


YOUR PROXY; VOTE HAS BEEN RECORDED AS FOLLOWS:

1.  Election of Directors


2. Approval of the Company's Employees' Stock Purchase Plan extension and restatement.


Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.



                                    PROCEED

[BECKMAN COULTER LOGO]

VOTE BY NET

Success! Your voting instruction will be tabulated by Equiserve within 24 hours.

Thank you for providing instructions to the Trustee. You may have received other Beckman Coulter, Inc. Proxy/Voting Instruction cards representing Company Common Stock held by you or on your behalf. To submit your proxy for shares represented by these cards via the Internet, please click here and use the Voter Control Number shown on each card. Each card must be voted separately. If you also hold shares in "street name" through a broker, bank or other entity, those shares are not voted at this web site, but may be voted under a process provided by those entities. Please vote all cards you receive.

Equiserve Online Proxy Voting


VOTE
 BY NET


IF YOU HAVE MORE THAN ONE PROXY CARD, PLEASE VOTE ONLY ONE CARD AT A TIME.

[1] Enter the Voter Control Number that appears in the box on your proxy card.
    ------------------------------


[2] Enter the last 4 digits of your U.S. Taxpayer Identification (Social
    Security) Number for this account.
    ---------


    If you do not have a U.S. Taxpayer Identification Number for this account, please leave this box blank.


    IMPORTANT: FOR YOUR VOTE TO BE CAST, THE VOTER CONTROL NUMBER AND THE LAST FOUR DIGITS OF THE U.S. TAXPAYER IDENTIFICATION (SOCIAL SECURITY) NUMBER FOR THIS ACCOUNT MUST MATCH THE NUMBERS ON OUR RECORDS.





    ----------------------------------------------------------------------------
[3] Enter your e-mail address to receive an e-mail confirmation of your vote.
    -----------------------------------------


    Enter your e-mail address again for validation.
    -----------------------------------------





                                    PROCEED

[BECKMAN COULTER LOGO]


VOTE
BY NET     WELCOME!

           Name Line
           Address Line
           City, State Zip Line



                                          PROCEED

[BECKMAN COULTER LOGO]

                         PROXY/VOTING INSTRUCTION CARD

    PROXY SOLICITED BY BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS
           BECKMAN COULTER, INC. HEADQUARTERS, FULLERTON, CALIFORNIA
                      THURSDAY, APRIL 5, 2001, 10:00 A.M.

The undersigned hereby authorizes and appoints John P. Wareham and Gavin S. Herbert and each of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned as indicated below and in their discretion on all matters as may come before the 2001 Annual Meeting of Stockholders or any adjournments or postponements thereof.

                Nominees for Director for Term Expiring in 2004:

01. Ronald W. Dollens, 02. Charles A. Haggerty, 03, William N. Kelley, M.D., 04, Risa J. Lavizzo-Mourey, M.D.

This card provides voting instructions, as applicable, to (1) the appointed proxies for shares held of record by the undersigned (including shares, if any, held under the Company's Dividend Reinvestment Plan and in First Chicago book entry accounts for certain employee purchases) and (2) the Trustee for shares, if any, held on behalf of the undersigned in the Company's Savings Plan.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                      "FOR" ALL NOMINEES FOR DIRECTOR AND
                               "FOR" PROPOSAL 2.

--------------------------------------------------------------------------------

CHECK THIS BOX TO CAST YOUR VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS [ ]

THE BOARD RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

                                For All Nominees         Withheld
                                 Except As Noted         As To All
                                    Below                Nominees

1.   Election of Directors          [ ]                    [ ]

Or, check the box for the Director(s) from whom you wish to withhold your vote:

  [ ] Ronald W. Dollens  [ ] Charles A. Haggerty   [ ] William N. Kelley, M.D.

  [ ] Risa J. Lavizzo-Mourey, M.D.

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2. Approval of the Company's Employees' Stock Purchase Plan extension and restatement.

                            For   Against   Abstain
                             [ ]     [ ]        [ ]
--------------------------------------------------------------------------------
Check the box below, if the option applies to you

  [ ] I plan to attend the Annual Meeting.

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked).

                                SUBMIT YOUR VOTE

[BECKMAN COULTER LOGO]

VOTE
BY NET

YOUR PROXY VOTE HAS BEEN RECORDED AS FOLLOWS:

1. Election of Directors


2. Approval of the Company's Employees' Stock Purchase Plan extension and restatement.


Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit. If this is correct, please click the button below.


                                    PROCEED

[BECKMAN COULTER LOGO]





               SUCCESS! YOUR VOTE HAS BEEN CAST AND WILL BE TABULATED BY
               EQUISERVE WITHIN 24 HOURS.
VOTE           ----------------------------------------------------------------
BY NET

               THANK YOU FOR VOTING. IF YOU HAVE ADDITIONAL PROXY/VOTING INSTRUCTION CARDS WHICH MAY BE VOTED AT THIS WEB SITE, PLEASE CLICK ON THE VOTE ANOTHER PROXY BUTTON BELOW.

               Important: If you are providing instruction to the Trustee of the Beckman Coulter Benefit Equity Trust, please click here. If you also hold shares in "street name" through a broker, bank or other entity, those shares are not voted at this web site, but may be voted under a process provided by those entities. Please vote all cards you receive.


                               VOTE ANOTHER PROXY